Commission File No. 000-50542

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]  Preliminary Information Statement

[ ]  Confidential  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
     14c-5(d)(2))

[X]  Definitive Information Statement

                              GREEN MT. LABS., INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies: n/a

         (2)      Aggregate number of securities to which  transaction  applies:
                  n/a

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): n/a.

         (4)      Proposed maximum aggregate value of transaction: n/a

         (5)      Total fee paid: -0-

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date filed:

                              GREEN MT. LABS., INC.
                          19 East 200 South, Suite 1080
                           Salt Lake City, Utah 84111

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF OUR MAJORITY STOCKHOLDERS

Dear Stockholders of Green Mt. Labs., Inc.:

     We are writing to advise you that our two largest stockholders, controlling approximately 83% of our outstanding shares of common stock, approved by written consent, an amendment to our certificate of incorporation to (a) increase our authorized capitalization to 100 million shares of common stock and 10 million shares of preferred stock, and (b) change our corporate name to "Hydrogen Engine Center, Inc." The majority stockholders also ratified by written consent a new employee stock plan, the Hydrogen Engine Center, Inc. Restricted Stock Plan.

     On June 3, 2005, our board of directors unanimously approved the amended certificate of incorporation and stock plan, and on July 6, 2005, also authorized a 3.8 shares for 1 share forward stock split of our outstanding common stock. The board also unanimously approved the execution of an agreement to acquire Hydrogen Engine Center, Inc., a privately held corporation based in Algona, Iowa (referred to herein as "HECI").

     To facilitate the acquisition of HECI, we will merge our newly created, wholly owned subsidiary, Green Mt. Acquisitions, Inc., with and into HECI with HECI being the survivor of the merger. Under the terms of the agreement, all of HECI's outstanding capital stock will be converted into shares of Green Mt. common stock. We anticipate that the forward split of our common stock will be effected immediately prior to the closing of the acquisition. The acquisition will not be effective until the articles of merger between our acquisition subsidiary and HECI are filed with the offices of the Secretary of State for Nevada and Iowa.

     No action is required by you. The accompanying information statement is furnished only to inform stockholders of the actions taken by written consent described above before they take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     Completion of the acquisition of HECI will result in a change in control of Green Mt. and the assumption of HECI's assets, liabilities and operations by Green Mt.

     Please note that the controlling stockholders of Green Mt. have voted to approve the amended certificate of incorporation and adoption of the stock plan. The number of votes held by the controlling stockholders is sufficient to satisfy the stockholder vote requirement for these actions and no additional votes will consequently be needed to approve these actions.

     The accompanying information statement is for information purposes only and explains the actions taken by written consent, the terms of the acquisition of HECI and related transactions. Please read the accompanying information statement carefully.

August 1, 2005                                       Very truly yours,

                                                     /s/ Geoff Williams
                                                     ------------------
                                                     Geoff Williams, President

                              GREEN MT. LABS., INC.
                          19 East 200 South, Suite 1080
                           Salt Lake City, Utah 84111

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                   OF THE SECURITIES EXCHANGE ACT OF 1934 AND
                            REGULATION 14C THEREUNDER

     This information statement is being sent by first class mail to all record and beneficial owners of the common stock, $0.001 par value, of Green Mt. Labs., Inc., a Nevada corporation, which we refer to herein as "Green Mt.," "company," "we," "our" or "us." The mailing date of this information statement is on or about August 1, 2005.

     On June 15, 2005, the record date for determining the identity of stockholders who are entitled to receive this information statement, 1,006,000 shares of our common stock were issued and outstanding. The common stock constitutes the sole outstanding class of voting securities of Green Mt. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.

     NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     On June 3, 2005, our two controlling  stockholders  who beneficially own in
the  aggregate  832,180  shares,  or  approximately   83%,  of  our  issued  and
outstanding common stock, consented in writing to the following:

     1. An amendment to our certificate of incorporation that will (a) increase our authorized capitalization to 100 million shares of common stock and 10 million shares of "blank check" preferred stock, and (b) change our corporate name, upon the closing of the anticipated acquisition transaction, to "Hydrogen Engine Center, Inc."

     2. Adoption of the Hydrogen Engine Center, Inc. Restricted Stock Plan for employees, directors, and consultants of Green Mt. and HECI.

     The controlling stockholders have not consented to or considered any other corporate action.

     Also on June 3, 2005, Green Mt. Labs, Inc., together with our wholly owned subsidiary, Green Mt. Acquisitions, Inc., entered into an agreement and plan of merger with Hydrogen Engine Center, Inc., in order to facilitate our acquisition of HECI. We amended that agreement on July 6, 2005 and executed an addendum on July 29, 2005 to revise certain terms. All references to the agreement herein will reflect the revised terms.

     Because stockholders holding at least a majority of the voting rights of our outstanding common stock at the record date have voted in favor of the amendment to our certificate of incorporation and the restricted stock plan, and have sufficient voting power to approve such proposals through their ownership of common stock, no other stockholder consents will be solicited in connection with this information statement. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934 (the "Exchange Act"), the proposals will not become effective until a date at least 20 days after the date on which this information statement has been mailed to the stockholders. We anticipate that the actions contemplated herein will be effected on or about the close of business on August 22, 2005. This information statement will serve as written notice to stockholders pursuant to Section 320 of the Nevada Revised Statute.

     Our board of directors have also unanimously approved a forward stock split of our 1,006,000 issued and outstanding shares of common stock on a 3.8 shares for 1 share basis. The split will be effected prior to the consummation of the acquisition and will increase the number of issued and outstanding shares to approximately 3,822,800 shares. No fractional shares will be issued pursuant to the split, rather any fraction of a share resulting from the split will be rounded up to the next whole number.

                                                 TABLE OF CONTENTS
                                                                                                             Page
                                                                                                             ----

FORWARD-LOOKING STATEMENTS..................................................................................   4
GENERAL       ..............................................................................................   4
SUMMARY.....................................................................................................   5
     Amended Certificate of Incorporation...................................................................   5
     Hydrogen Engine Center, Inc. Restricted Stock Plan.....................................................   5
     Forward Stock Split....................................................................................   5
     Parties to the Revised and Amended Agreement and Plan of Merger........................................   5
     Structure of the Acquisition of HECI...................................................................   6
     Consideration..........................................................................................   6
     Reasons for the Acquisition of HECI....................................................................   6
     Costs and Expenses of the Acquisition..................................................................   7
     Appraisal Rights.......................................................................................   7
     Risk Factors...........................................................................................   7
     Directors and Executive Management Following the Acquisition of HECI...................................   7
CONTROLLING STOCKHOLDERS....................................................................................   7
SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT AND AFFILIATES
     FOLLOWING THE ACQUISITION..............................................................................   8
RISK FACTORS................................................................................................   8
     Risks Relating to the Acquisition of HECI..............................................................   8
     Risks Relating to Our Business After Completion of the Acquisition.....................................   9
AMENDMENT TO OUR CERTIFICATE OF INCORPORATION...............................................................  13
     Change in Authorized Shares............................................................................  13
     Name Change............................................................................................  14
HYDROGEN ENGINE CENTER, INC. RESTRICTED STOCK PLAN..........................................................  14
     Administration of the Plan.............................................................................  14
     Types of Awards........................................................................................  14
     Eligibility to Receive Awards..........................................................................  15
     Stock Available for Awards.............................................................................  15
     New Plan Benefits......................................................................................  15
     Adjustments............................................................................................  15
     Amendment or Termination...............................................................................  15
     Federal Income Tax Consequences........................................................................  15
REVISED AND AMENDED AGREEMENT AND PLAN OF MERGER............................................................  15
     Background of the Acquisition of HECI..................................................................  16
     Green Mt.'s Reasons for the Acquisition................................................................  17
     HECI's Reasons for Being Acquired by Green Mt..........................................................  17
     Material Terms of the Revised and Amended Agreement and Plan of Merger.................................  17
     Effective Time of the Merger...........................................................................  18
     Consideration..........................................................................................  18
     Representations and Warranties.........................................................................  18
     Certain Covenants of the Parties.......................................................................  19
     Conditions of the Revised and Amended Agreement and Plan of Merger.....................................  20
     Termination............................................................................................  21
     Cost and Expenses......................................................................................  21
     Amendment..............................................................................................  21
     Extension and Waiver...................................................................................  22
CERTAIN TRANSACTIONS AND INFORMATION RELATED TO THE ACQUISITION.............................................  22
     Change in Control......................................................................................  22
     Forward Stock Split....................................................................................  22
     Financing..............................................................................................  22
     Certain Federal Income Tax Considerations..............................................................  23
     Accounting Treatment of the Acquisition................................................................  23
     Appraisal Rights.......................................................................................  23
     Interest of Certain Persons in the Acquisition Transaction.............................................  23
     Federal Securities Law Consequences....................................................................  24
     Our Operations After the Acquisition of HECI...........................................................  24

ANTICIPATED BUSINESS FOLLOWING THE ACQUISITION OF HECI......................................................  24
     Business of Hydrogen Engine Center, Inc................................................................  24
     Hydrogen Powered Engines...............................................................................  25
     Potential Commercial Applications......................................................................  26
     Other Applications.....................................................................................  26
     Competition............................................................................................  26
     Intellectual Property and Patent Protection............................................................  27
     Facilities.............................................................................................  27
     Employees..............................................................................................  27
     Management.............................................................................................  27
     Key Personnel..........................................................................................  28
PRINCIPAL ACCOUNTANT FEES AND SERVICES......................................................................  28
SELECTED HISTORICAL FINANCIAL DATA OF GREEN MT. LABS., INC..................................................  29
EXPERTS       ..............................................................................................  30
FINANCIAL INFORMATION FOR HYDROGEN ENGINE CENTER............................................................  31
WHERE YOU CAN FIND MORE INFORMATION.........................................................................  31

     Appendix  A  -  Form of Amended Certificate of Incorporation
     Appendix  B  -  Form of Hydrogen Engine Center, Inc. Restricted Stock Plan
     Appendix  C  -  Revised and Amended Agreement and Plan of Merger and Addendum

                           FORWARD LOOKING INFORMATION

     This information statement and other reports that we file with the SEC contain certain forward-looking statements relating to, among other things, the closing of the acquisition transaction and our future financial performance or future events. In some cases, you can identify forward-looking statements by terminology such as "may," "will" "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue," or the negative of these terms or other comparable terminology. Such statements are subject to numerous known and unknown risks, uncertainties, assumptions and other factors, including those set forth in this information statement, that could cause actual future events or results to differ materially from historical results, or those described in the forward-looking statement. The forward-looking statements contained herein should be considered in light of these factors. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. You are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date of this information statement.

     Except as required under federal securities laws and the rules and regulations of the SEC, we and our merger subsidiary, Green Mt. Acquisitions, do not undertake to update forward-looking information contained herein or elsewhere to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking information. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated in, contemplated by or implied by such statements.

     For a detailed discussion of these and other risk factors, please refer to our filings with the SEC on Forms 10-KSB, 10-QSB and 8-K. You can obtain copies of these reports and other filings for free at the SEC's Web site at www.sec.gov or from commercial document retrieval services.

                                     GENERAL

     This information statement is being furnished to all of our stockholders of record on June 15, 2005 in connection with the approval by our board of directors and controlling stockholders of:

     o an amendment to our certificate of incorporation which will (a) increase our authorized capitalization to 100 million shares of common stock and 10 million shares of preferred stock, and (b) change our corporate name, upon the closing of the acquisition transaction, to "Hydrogen Engine Center, Inc." The form of our amended certificate of incorporation is attached to this information statement as Appendix A; and

     o the adoption of a new restricted stock plan, the form of which is attached to this information statement as Appendix B.

     Our board of directors also unanimously approved the acquisition of HECI and the 3.8 shares for 1 share forward stock split of our issued and outstanding common shares, effective prior to the closing of the HECI acquisition. To facilitate the acquisition, we entered into the agreement and plan of merger with HECI on June 3, 2005 and executed a revised and amended agreement on July 6, 2005 and an addendum on July 29, 2005. Pursuant to that agreement, we will, among other things, issue 16,297,200 shares of our authorized, but previously unissued common stock, to the sole stockholder of HECI in exchange for all of the issued and outstanding common stock of HECI. The filing of the amended certificate of incorporation and adoption of the restricted stock plan are called for by the revised and amended agreement and plan of merger.

     Upon the closing of the acquisition, all of our existing officers and directors will resign and up to five new directors and new management will be appointed. The acquisition is expected to close on or about August 22, 2005, and will become effective upon the filing of the Articles of Merger with the offices of the Secretaries of the States of Nevada and Iowa. We anticipate the filings will occur immediately after the closing.

     The elimination of the need for a special meeting of stockholders to approve the proposals set forth above is authorized by Section 320 of the Nevada Revised Statute, referred to herein as the "NRS," which provides that any action required or permitted to be taken at a meeting of stockholder may be taken without a meeting if a written consent is signed by stockholders holding at least a majority of the voting power of the corporation, except that if a different proportion of voting power is required for such action at a meeting , then that proportion or written consents is required. Where an action is authorized by written consent, no meeting of stockholders need be called nor notice given.

     Pursuant to the NRS, a majority of the outstanding shares of voting stock entitled to vote thereon is required in order to approve the proposed actions set forth herein. In order to eliminate the costs and management time involved in holding a special meeting of stockholders and in order to approve the amended certificate of incorporation and restricted stock plan, the board of directors decided to use the written consent of the holders of a majority of our outstanding common stock in lieu of a stockholders' meeting.

     Our controlling stockholders, who beneficially own 82.7% of our outstanding common stock entitled to vote on the amended certificate of incorporation and adoption of the restricted stock plan, gave their written consent to the approval of the foregoing on June 3, 2005. Accordingly, the above actions will not be submitted to our other stockholders for a vote and this information statement is being furnished to our stockholders only to provide the prompt notice of the taking of such actions.

     We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this information statement to the beneficial owners of our common stock.

                                     SUMMARY

     This summary highlights selected information set forth herein and may not contain all of the information that is important to you. To understand fully the amended certificate of incorporation, new stock plan and the acquisition of HECI, you should read carefully this entire information statement and the accompanying documents to which we refer. See "Where You Can Find More Information." The amended certificate of incorporation, stock plan and revised and amended agreement and plan of merger are attached as appendices to this information statement. We encourage you to read these documents. We have included page references in parentheses to direct you to a more complete description of the topics presented in this summary.

Amended Certificate of Incorporation (Page 13)

     Our board of directors and stockholders holding a majority of our outstanding common stock have approved an amended certificate of incorporation which will (a) increase our authorized capitalization to 100 million shares of common stock and 10 million shares of "blank check" preferred stock, and (b) change our corporate name upon the closing of the acquisition to "Hydrogen Engine Center, Inc." The form of amended certificate of incorporation is attached hereto as Appendix A.

Hydrogen Engine Center, Inc. Restricted Stock Plan  (Page 14)

     As a condition to the acquisition of HECI, we have adopted a restricted stock plan that will become effective at the effective time of the merger. The stock plan will be used to attract, retain and reward employees, officers and directors of the highest quality and promote the well being of our company after the acquisition of HECI.

Forward Stock Split (Page 22)

     Prior to the closing of the acquisition transaction, we will effect a forward stock split of the issued and outstanding shares of Green Mt. common stock on a 3.8 shares for 1 share basis, the effect of which will increase the number of issued and outstanding Green Mt. shares to approximately 3,822,800 shares. No fraction of any share Green Mt. shares will be issued, rather any fraction resulting from the split will be rounded up to the next whole number.

Parties to the Revised and Amended Agreement and Plan of Merger  (Page 15)

     Green Mt. Labs.,  Inc.
     19 East 200 South, Suite  1080
     Salt Lake City, Utah 84111

     We were originally organized in Idaho on July 12, 1983 to acquire and develop mining claims. We initially acquired certain unpatented mineral claims located in the Miller Mountain Mining District near Idaho City, but the claims were eventually written off in 1997. Corporate records do not indicate the extent to which the Company developed the property. Because we did not have any available funds, we were unable to continue to pay the necessary assessment fees related to the claims and, in 1997, the claims were abandoned and written off because management was unable to determine the future value of the claims. In August 2000, we changed our corporate domicile from Idaho to the State of Nevada. In recent years, we have been actively seeking potential operating businesses and/or business opportunities with the intent to acquire or merge with such businesses. We are deemed a development stage company.

     Green Mt. Acquisitions, Inc.
     19 East 200 South, Suite  1080
     Salt Lake City, Utah 84111

     Green Mt. Acquisitions, Inc. is a newly formed Nevada corporation and wholly owned subsidiary of Green Mt. that was organized for the specific purpose of facilitating the acquisition of HECI. Green Mt. Acquisitions has not conducted any business during any period of its existence except in furtherance of the merger transaction.

     Hydrogen Engine Center, Inc.
     602 East Fair Street
     Algona, Iowa 50511

     Hydrogen Engine Center, Inc. is a development stage company engaged in designing, developing and manufacturing internal combustion engines that may be fueled either by hydrogen or gasoline for the industrial and power generation markets. HECI has established a process for converting certain Ford internal combustion engines to run efficiently on hydrogen fuel. Hydrogen as a fuel can be readily extracted from water, any hydrocarbon fuel or biomass. HECI expects to file core technology patents covering the use of hydrogen fuel in any internal combustion engine with zero or near zero emissions. HECI management believes that hydrogen engines ultimately developed by HECI may be initially used for two major applications; (i) replacing existing internal combustion engines in airport ground support applications, and (ii) combined with electric generators for power generation systems.

Structure of the Acquisition of HECI  (Page 15)

     Upon filing of a certificate of merger with the offices of the Secretaries of the States of Nevada and Iowa, referred to herein as the "effective time of the merger," the control of our company will change and we will carry on the business of HECI. This change of control will be effected through the following actions:

     o Green Mt. Acquisitions, our wholly owned subsidiary, will merge with and into HECI, the separate corporate existence of Green Mt. Acquisitions will cease and Green Mt. will become the parent corporation of HECI. We will then change our name from Green Mt. Labs., Inc. to "Hydrogen Engine Center, Inc.";

     o Green Mt. will issue an aggregate of 16,297,200 shares of restricted common stock to the sole stockholder of HECI in exchange for 100% of the issued and outstanding shares of HECI capital stock; and

     o The officers and directors (or director nominees) of HECI will replace the officers and directors of Green Mt. and will control the business and operations of HECI.

Consideration (Page 18)

     Pursuant to the terms of the acquisition, all of the issued and outstanding shares of HECI common stock will be converted into the right to receive shares of Green Mt. common stock. In the aggregate, the sole stockholder of HECI capital stock will receive 16,297,200 shares of our common stock. Fractional shares will not be issued. After the merger, the current HECI stockholder will no longer own a direct equity interest in HECI. In addition, our controlling stockholders will be entitled to a one-time fee of $250,000 to be paid out of anticipated financing of at least $3 million, net of all commissions, finder's fees and other costs.

Reasons for the Acquisition of HECI (Page 17)

     Our board of directors considered various factors in approving the acquisition of HECI and believe the acquisition will be in the best interest of our stockholders. Our board analyzed HECI's operations, prospects and managerial resources and believes that acquiring HECI's business and growth potential by means of a merger is the best opportunity to increase value to our stockholders. Our board of directors did not request a fairness opinion in connection with the transaction.

Cost and Expenses of the Acquisition (Page 21)

     The merger agreement provides that all costs and expenses in connection with the acquisition will be paid by the party incurring these costs and expenses, except that HECI will pay certain legal fees incurred by Green Mt., out of proceeds from HECI's interim financing.

Appraisal Rights  (Page 23)

     Under applicable Nevada law, our stockholders do not have the right to demand appraisal of their shares in connection the actions we are taking by written consent.

Risk Factors  (Page 8)

     The acquisition of HECI and related transaction, as well as the ownership of our common stock after the merger, involves a high degree of risk. You should carefully consider the information set forth in the section entitled "Risk Factors," as well as the other information in this information statement.

     o Upon completion of the acquisition, we will assume HECI's assets, liabilities and plan of operation that will require substantial additional financing to fully implement. There can be no assurance that such financing can be obtained, or whether we will have to raise additional capital following the acquisition in order to implement our business plan.

     o Our current stockholders will be diluted by the shares issued as part of the acquisition transaction and may be diluted by future issuances of shares, if necessary, to satisfy our working capital needs. We are issuing 16,297,200 shares of our common stock as part of the acquisition transaction, an undetermined number of shares upon the completion of certain financing, and possibly up to an additional 675,000 shares for the conversion of certain promissory notes of HECI upon the completion of the financing. The foregoing issuances, along with other issuances to raise additional working capital, will reduce the percentage ownership of our existing stockholders substantially.

Directors and Executive Management Following the Acquisition of HECI  (Page 27)

     Following completion of the acquisition of HECI, all of the existing members of our board of directors will resign and new appointees designated by HECI will comprise our board of directors.

                            CONTROLLING STOCKHOLDERS

     On June 3, 2005, the following controlling stockholders, owning approximately 83% of our common stock, consented in writing to approve the amended certificate of incorporation and adoption of the restricted stock plan. The information in the table does not reflect the acquisition of HECI and transactions resulting therefrom or the 3.8 shares for 1 share forward stock split.

    Name and Address                                      Number of Shares               Percent(1)
-------------------------                                 ----------------               ----------
H. Deworth Williams                                           742,180                       73.8%
  19 East 200 South, Suite  1080
  Salt Lake City, Utah 84111
Edward F. Cowle                                               90,000                         8.9%
   300 Park Avenue, Suite 1712
   New York, NY 10022
------------------

     Note: Unless otherwise indicated in the footnotes below, we have been advised that each person above has sole voting and investment power over the shares indicated above.

     (1) Based upon 1,006,000 shares of common stock outstanding on June 3, 2005.

     Under Section 14(c) of the Exchange Act, the actions taken by written consent without a meeting of stockholders cannot become effective until 20 days after the mailing date of this information statement. We are not seeking written consent from any stockholders other than as set forth above and our other stockholders will not be given an opportunity to vote with respect to the actions taken. All necessary corporate approvals have been obtained, and this
information   statement  is  furnished   solely  for  the  purpose  of  advising
stockholders of the actions taken by written consent and giving stockholders advance notice of the actions taken, as required by the Exchange Act.

     Stockholders will not have dissenters' appraisal rights in conjunction with the proposed acquisition of HECI or other corporate actions to be taken in connection with the acquisition.

       SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT AND AFFILIATES
                            FOLLOWING THE ACQUISITION

     The following table sets forth certain information with respect to the anticipated beneficial ownership of our common stock, after giving effect to the acquisition transaction by (i) each stockholder expected to be the beneficial owner of more than 5% of our common stock, (ii) by each of our anticipated directors and executive officers, and (iii) all of the anticipated directors and executive officers as a group. The address of each person listed below, unless otherwise indicated, is c/o Hydrogen Engine Center, Inc., 602 East Fair Street, Algona, Iowa 50511. Unless otherwise indicated in the table footnotes, shares will be owned of record and beneficially by the named person. For purposes of the following table, a person is deemed to be the beneficial owner of any shares of common stock (a) over which the person has or shares, directly or indirectly, voting or investment power, or (b) of which the person has a right to acquire beneficial ownership at any time within 60 days after the effective time of the merger. "Voting power" is the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of shares.

Name and Address                              Amount and Nature of                           Percent
of Beneficial Owner                           Beneficial Ownership                        of Class(1)
--------------------                          --------------------                        -----------

       5% Beneficial Owners:
       ---------------------
H. Deworth Williams                                      2,820,284                           14.0 %
   19 East 200 South, Suite  1080
   Salt Lake City, Utah 84111

       Directors and Executive Officers:

Ted Hollinger                                           16,297,200                           81.0 %

All directors and executive officers                    16,297,200                           81.0 %
  as a group (5 persons)

     (1) Based on approximately 20,120,000 shares to be outstanding following acquisition of HECI.

                                  RISK FACTORS

     You should consider carefully the following risk factors relating to Green Mt. and HECI, any of which could materially harm our business.

Risks Relating to the Acquisition of HECI

     Our current stockholders have no opportunity to approve or disapprove the acquisition of HECI or other actions described herein and will experience substantial dilution in connection with the transaction.
     ---------------------------------------------------------------------------

     The acquisition of HECI has been approved by our board of directors and will not be presented to our stockholders for approval. Also, under Nevada law, the other actions described herein that would routinely be taken at a meeting of stockholders, are being taken by written consent of stockholders having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders. Accordingly, stockholders other than our two controlling stockholders are not being asked to approve or disapprove these matters. In addition, because we have no assets and a limited operating history, in the event the acquisition of HECI is consummated as described herein, our current stockholders will experience substantial dilution in their ownership interest in our company.

     If the acquisition of HECI does not occur, we will not benefit from expenses we have incurred in pursuit of the transaction.

     The acquisition of HECI may not be completed. If conditions to completion of the acquisition are not satisfied or the transaction is not otherwise finalized, we will have incurred expenses for which no ultimate benefit will have been received. We currently expect to incur out of pocket expenses of approximately $30,000 for services in connection with the acquisition, consisting of professional fees, financial printing and other related charges, much of which may be incurred even if the acquisition is not completed. If the acquisition is not completed, such expenses will be paid for by advances from stockholders, which will be evidenced on our financial statements as current liabilities.

     Financing to proceed with our anticipated business activities will be required following completion of the acquisition. There can be no assurance that financing will be available on terms beneficial to us, or at all.
     ---------------------------------------------------------------------------

     In order to proceed with our anticipated business activities following the acquisition of HECI, it will be necessary to obtain financing of approximately $3 million during the next 12 months or sooner. Management anticipates that future funding will most likely be in the form of debt and/or private equity financing. The number of shares of our common stock to be issued pursuant to the acquisition transaction and the aggregate number of shares to be outstanding after completion of the acquisition, as shown elsewhere in this information statement, does not take into account any such future financing and, accordingly, our stockholders may be subject to additional and substantial dilution as a result of such financing.

     We anticipate that we will need funds in order to complete development of and commence marketing HECI's engines. If we raise additional capital by selling equity or equity-linked securities, these securities would dilute the ownership percentage of our existing stockholders. Also, these securities could also have rights, preferences or privileges senior to those of our common stock. Similarly, if we raise additional capital by issuing debt securities, those securities may contain covenants that restrict us in terms of how we operate our business, which could also affect the value of our common stock. We may not be able to raise capital on reasonable terms, or at all.

     Purchasers of our common stock pursuant to the financing may be given the opportunity to have their shares registered with the SEC. This would make more shares available for trading in the public market and could have a negative effect on our stock price.
     ---------------------------------------------------------------------------

     We expect that the anticipated private sale of common stock pursuant to the financing will include limited registration rights for purchasers of the shares. Accordingly, we may within the next 6 months, file a registration statement with the SEC to register these shares. Upon effectiveness of the registration statement, these shares will be able to be sold freely into the public trading market. If a significant number of these shares are placed for sale into the market, the price of our stock could go down.

     We cannot assure you that there will be an active trading market for our common stock.
     ---------------------------------------------------------------------------

     Even though our common stock is expected to continue to be quoted on the OTC Bulletin Board, we cannot predict the extent to which a trading market will develop or how liquid that market might become. Also, most shares outstanding after the acquisition of HECI, including those issued pursuant to the acquisition, will be "restricted securities" within the meaning of Rule 144 promulgated by the SEC and will therefore be subject to certain limitations on the ability of holders to resell such shares. Thus, holders of our common stock may be required to retain their shares for a long period of time. None of our outstanding common shares have been registered under federal or state securities laws, nor will we register the shares issued pursuant to the acquisition transaction. Accordingly, restricted shares may not be sold or otherwise transferred without registration or reliance upon a valid exemption from registration.

Risks Relating to Our Business After the Completion of the Acquisition

     HECI has a limited operating history and has not recorded revenues or operating profits since its inception and Green Mt. has been inactive for several years. Continuing losses may exhaust our capital resources and force us to discontinue operations.
     ---------------------------------------------------------------------------

     HECI was incorporated on May 19, 2003 and has a limited operating history and incurred net losses since inception. Green Mt. has been inactive for several years and has a net stockholders' deficit of $83,351 as of June 30, 2005. The potential for us to generate profits following the completion of the merger depends on many factors, including the following:

     o the size and timing of future customer orders, milestone achievement, product delivery and customer acceptance, if required;

     o success in maintaining and enhancing existing strategic relationships and developing new strategic relationships with potential customers;

     o   our ability to protect HECI's intellectual property;

     o   actions  taken  by  competitors,   including  supplier  of  traditional
         engines, hydrogen fuel cells and new product introductions and pricing changes;

     o   the costs of maintaining and expanding operations; and

     o our ability to attract and retain a qualified work force in a small town.

     We cannot assure you that following the acquisition of HECI we will achieve any of the foregoing factors or realize profitability in the immediate future or at any time.

     HECI has had a significant working capital deficit, which makes it more difficult to obtain capital necessary for its business and which may have an adverse effect on our future business following the acquisition.
     ---------------------------------------------------------------------------

     HECI has historically had a working capital deficit and is in need of additional funding. If after completion of the acquisition transaction, all of HECI's current liabilities were to become due at the same time, without the anticipated financing that we are attempting to finalize, we would be able to pay them in full, but it would most likely have a material negative impact on our business and future prospects.

     If HECI cannot achieve commercial application of its hydrogen engine and related technology, we may not achieve profitability.
     ---------------------------------------------------------------------------

     The development of a market for HECI engines is dependent in part upon the on the development of a market for hydrogen as a fuel, which may be impacted by many factors, including:

     o   the cost competitiveness of hydrogen as a fuel relative to other fuels;

     o   the future availability of hydrogen as a fuel;

     o consumer perception of the safety of hydrogen and willingness to use engines powered by hydrogen;

     o adverse regulatory developments, including the adoption of onerous regulations regarding hydrogen use or storage;

     o   barriers to entry created by existing energy providers; and

     o   the emergence of new competitive technologies and products.

     Certain government regulations concerning electrical and hydrogen generation, delivery and storage of fuels and other related matters may negatively impact our business following the acquisition of HECI.
     ---------------------------------------------------------------------------

     HECI's business is subject to and effected by federal, state, local and foreign laws and regulations. These may include state and local ordinances relating to building codes, public safety, electrical and hydrogen production, delivery and refueling infrastructure, hydrogen storage and related matters. The use of hydrogen inside a building will require architectural and engineering changes in the building to allow the hydrogen to be handled safely. As HECI engines and other new products are introduced into the market commercially, governments may impose new regulations. We do not know the extent to which any such regulations may impact the HECI business or the businesses of its customers' businesses. Any new regulation may increase costs and could reduce our potential to be profitable following completion of the merger.

     The industry in which HECI operates is highly competitive and could affect our results of operations, which would make profitability even more difficult to achieve and sustain.
     ---------------------------------------------------------------------------

     The power generation and alternative fuel industry is highly competitive and is marked by rapid technological growth. Other competitors and potential competitors include Ford Power Products, H2Car Co., Cummins, Daimler Chrysler, General Motors, Koehler and Generac. Many existing and potential competitors have greater financial resources, larger market share, and larger production and technology research capability, which may enable them to establish a stronger competitive position than we have, in part through greater marketing opportunities. The governments of the United States, Canada, Japan and certain European countries have provided funding to promote the development and use of fuel cells. Tax incentives have also been initiated in Japan, and have been proposed in the United States and other countries, to stimulate the growth of the fuel cell market by reducing the cost of these fuel cell systems to consumers. HECI's business does not currently enjoy any such advantages and, for that reason, may be at a competitive disadvantage to the fuel cell industry. If we fail to address competitive developments quickly and effectively, we will not be able to grow.

     Our business could be adversely affected by any adverse economic developments in the power generation industry and/or the economy in general.
     ---------------------------------------------------------------------------

     HECI depends on the perceived demand for the application of its technology and resulting products. These products are focused on reducing gas emissions and upon the use of alternative fuels for the Ground Support Equipment (GSE) business and for the power generation business. Therefore, our business is susceptible to downturns in the airline industry and the genset portion of the distributed power industry and the economy in general. Any significant downturn in the market or in general economic conditions would likely hurt our business.

     If HECI fail to keep up with changes affecting its technology and the markets that it will ultimately service, it will become less competitive and thus adversely affect future financial performance.
     ---------------------------------------------------------------------------

     In order to remain competitive and serve its potential effectively, HECI must respond on a timely and cost- efficient basis to changes in technology, industry standards and procedures and customer preferences. HECI needs to continuously develop new technology, products and services to address new technological developments. In some cases these changes may be significant and the cost to comply with these changes may be substantial. We cannot assure you that we will be able to adapt to any changes in the future or that we will have the financial resources to keep up with changes in the marketplace. Also, the cost of adapting HECI's technology, products and services may have a material and adverse effect on our operating results.

     Our business could be adversely affected by local, state, national, international laws or regulations.
     ---------------------------------------------------------------------------

     HECI's future success depends in part on laws and regulations that exist, or are expected to be enacted around the world. Should these laws or regulations take an adverse turn, this could negatively affect our business and anticipated revenues. HECI cannot guarantee a positive outcome in direction, timing, or scope of laws and regulations that may be enacted which will affect the business.

     Becoming engaged in the hydrogen and power generation business may expose us to certain safety risks and potential liability claims.
     ---------------------------------------------------------------------------

     Following completion of the merger, HECI's business will expose us to potential product liability claims that are inherent in hydrogen and products that use hydrogen. Hydrogen is a flammable gas and therefore a potentially dangerous product. Any accidents involving HECI engines or other hydrogen-using products could materially impede widespread market acceptance and demand for our hydrogen-fueled engines. In addition, we might be held responsible for damages beyond the scope of our insurance coverage. We also cannot predict whether we will be able to maintain our insurance coverage on acceptable terms, or at all.

     Our future success depends on retaining HECI's existing key employees and hiring and assimilating new key employees. The loss of key employees or the inability to attract new key employees could limit our ability to execute our growth strategy, resulting in lost sales and a slower rate of growth.
     ---------------------------------------------------------------------------

     Our future success depends in part on our ability to retain HECI's key employees including its executive officers and, in particular, HECI's founder Ted Hollinger. Although following the acquisition we expect to have employment agreements with these executives, each executive may be able to terminate his agreement at any time. Also, we do not carry, nor do we presently anticipate obtaining, "key man" insurance on our executives. It would be difficult for us to replace any one of these individuals. In addition, as we grow we may need to hire additional key personnel. We may not be able to identify and attract high quality employees or successfully assimilate new employees into our existing management structure.

     We may be unable to protect our intellectual property adequately or cost effectively, which may cause us to lose market share or reduce prices.
     ---------------------------------------------------------------------------

     Our  future  success  depends  in part on HECI's  ability  to  protect  and preserve its proprietary rights related to its technology and resulting products. We cannot assure you that we will be able to prevent third parties from using our intellectual property rights and technology without our authorization. HECI does not currently own any patents, although one patent is pending related to its technology, but anticipates making patent applications in the immediate future. HECI also relies on trade secrets, common law trademark rights and trademark registrations. HECI intends to protect its intellectual property via non-disclosure agreements, contracts, and limited information distribution, as well as confidentiality and work for hire, development, assignment and license agreements with our employees, consultants, third party developers, licensees and customers. However, these measures afford only limited protection and may be flawed or inadequate. Also, enforcing intellectual property rights could be costly and time-consuming and could distract management's attention from operating business matters.

     HECI's intellectual property may infringe on the rights of others, resulting in costly litigation.
     ---------------------------------------------------------------------------

     In recent years, there has been significant litigation in the United States involving patents and other intellectual property rights. In particular, there has been an increase in the filing of suits alleging infringement of intellectual property rights, which pressure defendants into entering settlement arrangements quickly to dispose of such suits, regardless of their merits. Other companies or individuals may allege that we infringe on their intellectual property rights. Litigation, particularly in the area of intellectual property rights, is costly and the outcome is inherently uncertain. In the event of an adverse result, we could be liable for substantial damages and we may be forced to discontinue our use of the subject matter in question or obtain a license to use those rights or develop non-infringing alternatives. Any of these results would increase our cash expenditures, adversely affecting our financial condition.

     We may not be able to manage our growth effectively, which could adversely affect our operations and financial performance.
     ---------------------------------------------------------------------------

     The ability to manage and operate our business as we execute our development and growth strategy will require effective planning. Significant rapid growth could strain our management and other resources, leading to increased cost of operations, an inability to ship enough product to meet customers demand and other problems that could adversely affect our financial performance. We expect that HECI's efforts to grow will place a significant strain on personnel, management systems, infrastructure and other resources. Our ability to manage future growth effectively will also require us to successfully attract, train, motivate, retain and manage new employees and continue to update and improve our operational, financial and management controls and procedures. If we do not manage our growth effectively, our operations could be adversely affected, resulting in slower growth and a failure to achieve or sustain profitability.

     Being a public company involves increased administrative costs, which could result in lower net income and make it more difficult for us to attract and retain key personnel.
     ---------------------------------------------------------------------------

     As a public company, we incur significant legal, accounting and other expenses that HECI did not incur as a private company. In addition, the Sarbanes-Oxley Act of 2002, as well as new rules subsequently implemented by the SEC, have required changes in corporate governance practices of public companies. We expect that these new rules and regulations will increase our legal and financial compliance costs and make some activities more time consuming. For example, in connection with being a public company, we may have to create several board committees, implement additional internal controls and disclose controls and procedures, retain a transfer agent and financial printer, adopt an insider trading policy and incur costs relating to preparing and distributing periodic public reports in compliance with our obligations under securities laws. These new rules and regulations could also make it more difficult for us to attract and retain qualified members of our board of directors, particularly to serve on our audit committee, and qualified executive officers.

     We do not anticipate paying dividends in the foreseeable future. This could make our stock less attractive to potential investors.
     ---------------------------------------------------------------------------

     We anticipate that we will retain any future earnings and other cash resources for future operation and development of our business and do not intend to declare or pay any cash dividends in the foreseeable future. Any future payment of cash dividends will be at the discretion of our board of directors after taking into account many factors, including our operating results, financial condition and capital requirements. Corporations that pay dividends may be viewed as a better investment than corporations that do not.

     Future sales or the potential for sale of a substantial number of shares of our common stock could cause our market value to decline and could impair our ability to raise capital through subsequent equity offerings.
     ---------------------------------------------------------------------------

     Sales of a substantial number of shares of our common stock in the public markets, or the perception that these sales may occur, could cause the market price of our common stock to decline and could materially impair our ability to raise capital through the sale of additional equity securities. Once the acquisition of HECI is completed, in addition to the 20,120,000 shares of our common stock actually issued and outstanding, there will be another approximately 6.025 million shares of common stock reserved for future issuance as follows:

     o   approximately   4.675  million   shares   reserved  for  financing  and
         conversion of promissory notes; and

     o 1.35 million shares reserved for issuance under our new restricted stock plan.

     The authorization and issuance of blank-check preferred stock may prevent or discourage a change in our management.
     ---------------------------------------------------------------------------

     Our amended certificate of incorporation will authorize the board of directors to issue up to 10 million shares of preferred stock without stockholder approval having terms, conditions, rights, preferences and designations as the board may determine. The rights of the holders of our common stock will be subject to, and may be adversely affected by, the rights of the holders of any preferred stock that may be issued in the future. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of discouraging a person from acquiring a majority of our outstanding common stock.

     It may be difficult for a third party to acquire us, and this could depress our stock price.
     ---------------------------------------------------------------------------

     Under Nevada corporate law, we are permitted to include or exclude certain provisions in our articles of incorporation and/or by-laws that could discourage information contests and make it more difficult for you and other stockholders to elect directors and take other corporate actions. As a result, these provisions could limit the price that investors are willing to pay in the future for shares of our common stock. For example:

     o Without prior stockholder approval, the board of directors has the authority to issue one or more classes of preferred stock with rights senior to those of common stock and to determine the rights, privileges and inference of that preferred stock;

     o Under Nevada law, we are not required to provide for, and our by-laws do not provide for, cumulative voting in the election of directors, which would otherwise allow less than a majority of stockholders to elect director candidates; and

     o   Stockholders cannot call a special meeting of stockholders..

                  AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

     On June 3, 2005, our board of directors voted unanimously to authorize and recommend that in connection with the acquisition of HECI, our stockholders approve an amendment to our certificate of incorporation. This amendment was also approved by our two controlling stockholders, acting by written consent.

Change in Authorized Shares

     Upon filing of the amended certificate of incorporation, the total number of shares that we will be authorized to issue will be changed from 50 million shares of common stock to 100 million shares of common stock, par value $0.001 per share, and 10 million shares of preferred stock, par value $0.001 per share.

     All shares of common stock have equal rights and privileges with respect to voting, liquidation and dividend rights. Each share of common stock entitles the holder thereof (a) to one non-cumulative vote for each share held of record on all matters submitted to a vote of the stockholders; (b) to participate equally and to receive any and all such dividends as may be declared by the board of directors; and (c) to participate pro rata in any distribution of assets available for distribution upon liquidation. Holders of our common stock have no preemptive rights to acquire additional shares of common stock or any other securities. Our common stock is not subject to redemption and carries no subscription or conversion rights.

     The amended certificate of incorporation will provide that the board of directors has the flexibility to set new classes, series, and other terms and conditions of the preferred shares. Preferred shares may be issued from time to time in one or more series in the discretion of the board of directors. The board has the authority to establish the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof.

     Preferred shares may be issued in the future by the board without further stockholder approval and for such purposes as the board deems in the best interest of our company including future stock splits and split-ups, stock dividends, equity financings and issuances for acquisitions and business combinations. In addition, such authorized but unissued common and preferred shares could be used by the board of directors for defensive purposes against a hostile takeover attempt, including (by way of example) the private placement of shares or the granting of options to purchase shares to persons or entities sympathetic to, or contractually bound to support, management. We have no such present arrangement or understanding with any person. Further, the common and preferred shares may be reserved for issuance upon exercise of stock purchase rights designed to deter hostile takeovers, commonly known as a "poison pill."

     The flexibility granted to the board in specifying the rights and preferences of various series of preferred stock could similarly be used in designing classes of preferred stock that could act as an effective deterrent or defensive tool in a takeover situation. One such tool might be the creation of voting and other impediments which might frustrate persons attempting to gain control of our company. Such uses of authorized and unissued stock might make any takeover attempt more difficult and could deprive stockholders of the ability to realize above present market premiums, which often accompany such takeover attempts. There are currently no shares of preferred stock outstanding and we do not have any present intention of issuing any such shares in the immediate futures.

Name Change

     Upon the filing of the amended certificate of incorporation with the Nevada Secretary of State, which will occur upon the closing of the merger agreement, our corporate name will be changed to "Hydrogen Engine Center, Inc." The new name will reflect our change in business. On June 3, 2005, our board of directors voted unanimously to authorize the name change and recommend that our stockholders approve the proposal. The name change was approved by the written consent of the controlling stockholders.

               HYDROGEN ENGINE CENTER, INC. RESTRICTED STOCK PLAN

     In connection with the merger agreement, we have adopted a restricted stock plan to be put into effect at the effective time of the merger. The stock plan has been unanimously approved by our board of directors and by the written consent of stockholders holding a majority of our outstanding common shares. The purpose of the plan is to encourage and enable key employees to remain with and devote their best efforts to the business of our company, thereby advancing the interests of our stockholders. Accordingly, we may award bonuses in the form of our common stock subject to certain restrictions set forth in the plan.

     The following is a brief summary of the stock plan, the form of which is attached hereto as Appendix B, and is qualified in its entirety by reference to the stock plan.

Administration of the Plan

     The restricted stock plan will be administered by a committee of three or more directors appointed by our board of directors. The committee has the sole authority to determine the persons who are to be awarded shares of our common stock from among those eligible and to establish the number of shares to be awarded to each person. The committee is to take into consideration the position held, the duties performed, the compensation received, the services expected to be rendered by the recipient and other relevant factors. The committee is authorized to interpret the plan and may, from time to time, adopt such rules and regulations, not inconsistent with the provisions of the plan, as it may deem advisable to carry out the plan. A majority of the committee will constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the committee, will be deemed the acts of the committee. No member of the committee will be liable for any action taken, failure to act, determination or interpretation made in good faith with respect to the plan or any shares awarded under the plan.

Types of Awards

     The stock plan provides that an aggregate of 1.35 million shares of our common stock is to be reserved for issuance under the terms of the plan. The committee overseeing the plan will have the authority to award bonuses, in its sole discretion, in the form of common stock to persons eligible to receive awards. Shares of our common stock issued under the plan will be deemed "restricted securities" as that term is defined by Rule 144 promulgated under the Securities Act of 1933. All stock awarded under the plan will also be subject to such additional restrictions, terms and conditions, if any, as may be determined by the committee. Any certificate or certificates representing shares of issued under the plan will bear an appropriate restrictive legend. The Committee may also require that certificates representing stock awards be deposited by the recipient with the company or an escrow agent until the restrictions thereon have lapsed or have been removed.

Eligibility to Receive Awards

         The committee will determine and designate the persons to whom awards may be made under the plan, although the committee may authorize awards only to individuals who are key employees (including officers and directors who are also key employees) at the time of the award. Awards may be made to the same employee on more than one occasion.

Stock Available for Awards

     Awards may be made under the stock plan for up to 1.35 million shares of common stock, which will constitute approximately 6.7% of the total number of shares of common stock outstanding after the merger, without giving effect to the issuance of additional shares in connection with our anticipated financing.

New Plan Benefits

     At the effective time of the merger, approximately 8 persons will be eligible to receive awards under the stock plan, including 2 executive officers and 6 non-employee directors of HECI, who will become officers and directors of our company at the effective time of the merger. The granting of future awards under the stock plan is discretionary, and we cannot presently determine the number of shares to be granted in the future to any particular person or group.

Adjustments

     We are required to make appropriate adjustments or substitutions in connection with the stock plan and any outstanding awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization to the extent the board of directors deems such adjustment or substitution to be necessary and appropriate. The stock plan also contains provisions addressing the consequences of a merger or consolidation in which the company is not the surviving corporation, or sale of all or substantially all of our assets or capital stock. In such event, any shares that have been awarded but not yet issued, will be immediately issued without regard to any restrictions, terms or conditions imposed by the committee and any restrictions placed on shares that has been issued shall be released.

Amendment or Termination

     Our board of directors, in its discretion, may terminate the plan at any time with respect to any shares of stock that have not been awarded. The board has the right to alter or amend the plan or any part thereof from time to time, provided that no such change may be made which would impair the rights of the recipient of awards without the consent of such recipient. Also, the board may not make any alteration or amendment which would materially increase the benefits accruing to participants under the plan, increase the aggregate number of shares that may be issued under the plan, or materially modify the requirements for participation without stockholder approval.

Federal Income Tax Consequences

     Certain tax information related to the restricted stock plan will be provided to participants in the plan. Tax consequences may vary depending upon the terms and conditions of a specific award under the plan. Typically, the tax consequence to us when a stock award is made is that the recipient is deemed to have compensation income.

                REVISED AND AMENDED AGREEMENT AND PLAN OF MERGER

     The following is only a summary of the material provisions of the agreement and plan of merger, dated as of June 3, 2005 and amended on July 6, 2005 and July 29, 2005, by and among HECI, Green Mt. and Green Mt. Acquisitions. The merger agreement is attached to this information statement as Appendix C. Please read the agreement in its entirety.

     On June 3, 2005 we entered into an agreement and plan of merger with Hydrogen Engine Center, Inc., an Iowa corporation, which agreement was subsequently amended on July 6, 2005 and on July 29, 2005. The acquisition of HECI is to be accomplished through a merger of our newly created, wholly owned subsidiary, Green Mt. Acquisitions, Inc., with and into HECI with HECI being the survivor of the merger. Pursuant to the transaction, the 2 million issued and outstanding share of HECI common stock will be converted into the right to receive 16,297,200 shares of Green Mt. common stock. As part of the acquisition of HECI, we will also amend our certificate of incorporation to (a) increase our authorized capitalization, and (b) change our corporate name to "Hydrogen Engine Center, Inc." We are also adopting a new restricted stock plan.

     Upon the closing of the acquisition, current sole stockholder of HECI will own approximately 81% of our issued and outstanding common stock, and our current stockholders will own approximately 19%. The purpose of the acquisition is to allow us to acquire and carry on the business of HECI. It is anticipated that becoming a publicly held reporting company will enhance HECI's business visibility and ability to attract and use additional sources of capital.

     H. Deworth Williams and Edward F. Cowle, the controlling stockholders of Green Mt., beneficially own 832,180 of the outstanding 1,006,000 shares of common stock, representing approximately 83% of the outstanding shares. The controlling stockholders have, in connection with the transactions contemplated by the merger agreement, executed a written consent to take the following actions:

     o authorize an amendment to our certificate of incorporation, which will increase our authorized capitalization and change our corporate name to "Hydrogen Engine Center, Inc."; and

     o   approve the adoption of a new restricted stock plan.

     Pursuant to Nevada law and the rules and regulations of the Exchange Act, we are hereby notifying our stockholders of the approval of the foregoing matters and filing this information statement with the SEC, which will be mailed to all stockholders of record as of the record date established therefore.

     The terms of the acquisition and agreement are more fully described below.

Background of the Acquisition of HECI

     In April 2005, Harvey Kaye of Gulf Stream Capital met the director of development of affairs for Montreal International, a government agency, who referred Mr. Kaye to Larry Ragle, Vice President of International Operations for HECI. At the time, HECI was involved in a project at the Montreal International Airport involving the installation of HECI engines into certain airport equipment. Mr. Ragle then introduced Mr. Kaye to Ted Hollinger, President of HECI. After several telephone discussions, a strategy was developed whereby HECI might become a publicly traded company by merging with or being acquired by an existing public shell company.

     Mr. Kaye then introduced Mr. Hollinger to Edward F. Cowle, a principal stockholder of Green Mt. and someone experienced in taking private companies public. Mr. Cowle represented that he would present the HECI business plan to Green Mt. and explore the possibility of Green Mt. acquiring HECI. Following several discussions among the parties, a non-binding letter of intend was entered into on May 9, 2005 that set forth the intent of Green Mt. to acquire HECI. In approving the letter of intent, our board of directors considered the merits of the proposed transaction and potential benefits to our stockholders. The board also authorized Mr. Cowle to assist in the ongoing negotiations with HECI in order to ultimately consummate the acquisition. Because negotiations were ongoing and the letter of intent was not binding, it was determined that in the best interest of all concerned, the proposed transaction would be kept confidential until a definitive agreement could be drafted and executed by the parties.

     Legal counsel for the two companies began to prepare the necessary agreements and accompanying documents to formalize the understanding between the parties. Also, financial statements for both companies had to be completed and audited as necessary. Green Mt. proceeded to create in the State of Nevada, Green Mt. Acquisitions, Inc. as a wholly owned subsidiary for the sole purpose of facilitating the acquisition of HECI and, on June 3, 2005, the parties completed and executed the agreement and plan of merger, which was also ratified by our board on that date.

     We then filed with the SEC on June 3, 2005 a current notice on Form 8-K reporting the execution of the merger agreement. It was determined that we should endeavor to finalize the acquisition by way of HECI merging with our subsidiary, Green Mt. Acquisitions, and to complete the transactions and other related actions set forth in the merger agreement by approximately August 22, 2005. On July 6, 2005, the parties made certain revisions to the merger agreement and executed an amended agreement to reflect those changes. An addendum was also executed on July 29, 2005 to make certain minor changes. We then proceeded to prepare and file with the SEC a preliminary copy of this information statement and, subsequently, the definitive information statement was prepared and mailed to stockholders on or about the date set forth herein.

Green Mt.'s Reasons for the Acquisition

     In considering and approving the acquisition of HECI and revised and amended agreement and plan of merger, our board of directors considered various factors including:

     o   our current lack of assets and of business operations;

     o   our prospects for the future;

     o HECI's promising technology, business plan and prospects for growth and expansion; and

     o anticipated increase in our stockholder values as a result of the acquisition of HECI.

     In agreeing to the acquisition agreement, our board believes that the relinquishment of control to HECI's management and adoption of HECI's assets and operations will eventually add value to Green Mt. Our board reached this conclusion after analyzing HECI's operations, prospects and managerial resources, which are described in more detail herein, and believes that acquiring HECI's growth potential by means of an acquisition is the best opportunity to increase value to our stockholders.

HECI's Reasons for Being Acquired by Green Mt.

     In considering and voting upon the acquisition and revised and amended agreement and plan of merger, the HECI board of directors considered the following:

     o HECI's financial condition, financial projections and the economic and market conditions affecting HECI;

     o the increased market liquidity expected to result from exchanging stock in a private company for publicly traded securities of Green Mt.;

     o the ability to use registered securities to make future acquisitions of assets or businesses;

     o   increased visibility in the financial community;

     o   enhanced access to the capital markets;

     o   improved transparency of operations; and

     o perceived credibility and enhanced corporate image of being a publicly traded company.

     Neither Green Mt. nor HECI retained the services of an investment banker or requested a fairness opinion in connection with the acquisition transaction.

     The above discussion of the material factors considered by Green Mt.'s and HECI's boards of directors is not intended to be exhaustive, but sets forth the principal factors considered. In view of the variety of factors considered in connection with their evaluation of the acquisition and the merger agreement, the boards considered the factors as a whole and did not find it practicable to and did not quantify or otherwise assign relative weight to the specific factors considered in reaching their determinations. In addition, individual members of the boards may have given different weight to different factors.

Material Terms of the Revised and Amended Agreement and Plan of Merger

     Subject to the terms and conditions of the merger agreement, at the effective time of the merger, our subsidiary, Green Mt. Acquisitions, will merge with and into HECI, the separate corporate existence of Green Mt. Acquisitions will cease and we will become the parent corporation of HECI. Also prior to the closing of the agreement we will effect a forward stock split of our issued and outstanding shares on a 3.8 shares for 1 share basis. At the effective time of the merger, we will issue an aggregate of 16,297,200 shares of common stock (post-split) to the HECI stockholders in exchange for 100% of the issued and outstanding shares of HECI capital stock.

     Immediately prior to the effective time of the merger, we will file an amended certificate of incorporation that will change our corporate name to "Hydrogen Engine Center, Inc." as a result of the acquisition.

     At the effective time of the merger, those members of the HECI board of directors holding office immediately prior to the effective time will remain as the members of the board of directors of our newly acquired subsidiary, HECI, as the surviving corporation of the merger. Also, those persons holding offices of HECI at the effective time, will continue to hold the same offices of the surviving corporation.

     Also at the effective time, the directors of Green Mt. will nominate and elect to the board of directors those persons designated by HECI. Simultaneously, Green Mt. will cause all of the persons then serving as directors and officers immediately prior to the closing of the transaction to resign from all of their respective positions with Green Mt., effective immediately upon the closing of the acquisition.

Effective Time of the Merger

     The merger agreement provides that, subject to the approval of the HECI stockholders and satisfaction or waiver of other conditions, the merger will be consummated by filing a certificate of merger and any other appropriate documents, in accordance with the relevant provisions of the NRS, with the Secretary of State of Nevada and Iowa. Also, pursuant to the addendum to the agreement, we agreed to have secured at the closing, no less than $1 million in financing, inclusive of all commissions, finder's fees and other costs. We expect the merger to be consummated promptly after fulfilling the terms and conditions of the agreement.

     We anticipate that the closing will take place at a mutually agreed upon time, but no later than five (5) days after all conditions precedent have been met satisfied or waived and all required documents have been delivered. The parties have agreed to use their reasonable commercial efforts to cause the closing to occur on or before August 22, 2005 .

Consideration

     Common Stock of HECI. Upon consummation of the acquisition, each share of outstanding HECI common stock shall be converted into the right to receive shares of Green Mt. common stock. Accordingly, following the exchange, the 2,000,000 shares of HECI common stock held by Ted Hollinger, the sole HECI stockholder, will be converted to an aggregate of 16,297,200 shares of our common stock.

     Also, at the effective date of the merger,  H. Deworth  Williams and Edward
F. Cowle, our controlling stockholders, will be entitled to receive from Green Mt. and HECI a one-time fee of $250,000. The cash fee will not be payable until such time as Green Mt. and HECI complete financing of at least $3 million, net of all commissions, finder's fees and other costs.

     As a result of the transaction, the shares of HECI capital stock will no longer be outstanding, will automatically be cancelled and retired and will cease to exist. Mr. Hollinger, the sole HECI stockholder immediately prior to the closing, will cease to have any rights with respect to such stock, except the right to receive shares of the Green Mt. common stock described above.

Representations  and Warranties

     The merger agreement contains customary representations and warranties of the parties. Green Mt.'s and Green Mt. Acquisitions's representations and warranties to HECI relate to, among other things:

     o   organization, standing, corporate power and similar corporate matters;
     o authorization, execution, deliver and enforceability of the merger agreement;
     o   valid issuance of our common stock;
     o   capital structure;
     o   accuracy of financial statements and other information;
     o   absence of certain adverse changes;
     o   absence of litigation;
     o   absence of liabilities or claims not previously disclosed;
     o   timely filing of all required tax returns;
     o   delivery of all requested information;
     o   material contracts;
     o   status of employees or independent contractors;
     o compliance with the federal securities laws, including the applicable provisions of the Sarbanes-Oxley Act of 2002, and the accuracy of all information filed with the SEC;
     o   absence of employee benefit plans;
     o   absence of environmental claims;
     o   compliance with all applicable laws; and
     o   absence of any untrue statement of a material fact.

     HECI's   representations   and  warranties  to  Green  Mt.  and  Green  Mt.
Acquisitions relate to, among other things:

     o   organization, standing, corporate power and similar corporate matters;
     o authorization, execution, deliver and enforceability of the merger agreement;
     o   valid issuance of HECI capital stock;
     o   capital structure;
     o   accuracy of financial statements and other information;
     o   absence of certain adverse changes;
     o   absence of litigation;
     o   absence of liabilities or claims not previously disclosed;
     o   timely filing of all required tax returns;
     o   delivery of all requested information;
     o   material contracts;
     o   compliance with all applicable laws;
     o accuracy of information provided to Green Mt. for inclusion in any filing by us with the SEC; and
     o   absence of any untrue statement of a material fact.

     The representations and warranties contained in the merger agreement will survive and continue in full force and effect for a period of two years after the effective time of the merger.

Certain Covenants of the Parties

     The parties to the merger agreement have agreed to take certain actions prior the closing, including the following:

     o The parties are entitled to make such investigations of the assets, properties, business and operations of the other party, and to examine the books, records, tax returns, financial statements and other materials of the other party as the investigating party deems necessary. All information is to be kept confidential and is not to be used in any manner inconsistent with the transactions contemplated by the agreement. It is a condition to HECI's obligation to consummate the transactions contemplated by the agreement that it shall have completed its financial and legal due diligence investigation of Green Mt. with results thereof satisfactory to HECI in its sole discretion.

     o Prior to the closing, any written news releases or public disclosure by either party pertaining to the agreement or transactions contemplated thereby, is to be submitted to the other party for its review and approval prior to such release or disclosure.

     o We have agreed that except as contemplated by the merger agreement, there will be no stock dividend, stock split, recapitalization, or exchange of shares with respect to or rights issued in respect of our common stock, and that we and Green Mt. Acquisitions will conduct no business, prior to the closing other than in the ordinary course of business or as may be necessary in order to consummate the transactions contemplated by the agreement.

     o We are required to give notice of and submit for action by written consent of our stockholders:

         (a)  the amended certificate of incorporation that will

              (i) the increase of our authorized capitalization, and

              (ii) change of our corporate name;

         (b) a new restricted stock plan reserving 1.35 million shares our common stock for issuance thereunder.

     Also, as promptly as practicable, we are to prepare and file with the SEC a preliminary information statement relating to the matters stated above and use our reasonable best efforts to

         (a) obtain and furnish the information required to be included by the SEC in the definitive information statement and, after consultation with HECI, respond promptly to any comments made by the SEC with respect to the preliminary information statement and cause the definitive information statement to be mailed to our stockholders as promptly as practicable following clearance from the SEC; and

         (b) obtain the necessary approval of matters stated above by our stockholders.

     o Except as required by law, we and Green Mt. Acquisitions will not voluntarily take any action that would, or that is reasonably likely to, result in any of the conditions to the agreement not being satisfied.

     o Our common stock will continue to be approved for quotation on the OTC Bulletin Board, and we will continue to satisfy throughout the period from the date of the merger agreement through the closing date:

         (a) our filing requirements under Section 13 of the Exchange Act; and

         (b) the requirements of Rule 15c2-11 as promulgated by the SEC under the Exchange Act.

     o Each party shall conduct its respective business only in the usual and ordinary course and the character of such business will not be changed nor shall any different business be undertaken;

Conditions of the Revised and Amended Agreement and Plan Merger

     The respective obligations of HECI, Green Mt. and Green Mt. Acquisitions to complete the merger are subject to the satisfaction or waiver of various conditions, including normal and customary closing conditions such as:

     o   the accuracy of all representations and warranties;

     o the performance and compliance with all covenants, agreements and conditions;

     o   the delivery of certificates, documents and legal opinions; and

     o   the ability to complete the merger under applicable state laws.

     In addition  to the  foregoing,  the  obligation  of HECI to  complete  the
transaction  is  subject  to  the   satisfaction  or  waiver  of  the  following
conditions:

     o Each stockholder of HECI shall have delivered to Green Mt. an investment letter agreeing, among other things, that the shares of our Green Mt. common stock to be issued pursuant to the acquisition of HECI are, among other things, being acquired for investment purposes and not with a view to public resale, are being acquired for the investor's own account, that the investor is an "accredited investor" as defined under Regulation D of the Securities Act of 1933 (the "Securities Act"), and that the shares of our common stock are restricted and may not be resold, except in reliance of an exemption under the Securities Act.

     o The amended certificate of incorporation of Green Mt. and the new restricted stock plan shall have been approved by the requisite vote of our stockholders, and the amended certificate of incorporation shall have been filed in accordance with the applicable requirements of Nevada law.

     o At the closing, all directors and officers of Green Mt. and Green Mt. Acquisitions shall have resigned from their positions as directors and officers of Green Mt. and Green Mt. Acquisitions, respectively, effective upon the election and appointment of the HECI nominees to the Green Mt. board.

     o The shares of our common stock to be issued to the HECI stockholders will be validly issued, nonassessable and fully paid under the applicable provisions of Nevada law and will be issued in a nonpublic offering in compliance with all federal, state and applicable securities laws.

     o HECI shall have received all necessary and requisite approvals and consents from all required parties and from its stockholders.

     o HECI shall have completed its financial and legal due diligence investigation of us.

     o Green Mt. will have secured at the closing, no less than $1 million in financing inclusive of all commissions, finder's fees and other costs.

     The obligation of Green Mt. to complete the agreement and transactions contemplated thereby is also subject to:

     o the availability of an exemption from registration under the Securities Act and the securities laws of the various states of residence of HECI's stockholders for issuance of the shares of our common stock to be issued under the terms of the agreement; and

     o the receipt by Green Mt. of an investment letter from HECI's sole stockholder.

Termination

     Termination by either HECI or Green Mt. The merger agreement may be terminated at any time prior to consummation of the merger by either HECI or Green Mt.:

     o   By mutual written consent;

     o If the effective time of the merger has not occurred on or before August 31, 2005 (the "termination date"); provided, however, that the right to terminate is not available to any party whose failure to fulfill any obligation under the agreement has been the cause of or resulted in, the failure of the effective time to occur on or before the termination date;

     o If any governmental entity (i) has issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the agreement, and such order, decree, ruling or other action has become final and nonappealable; or (ii) has failed to issue an order, decree or ruling or to take any other action, and such denial of a request to issue such order, decree, ruling or take such other action has become final and nonappealable; or

     o If the approvals of the respective stockholders of either Green Mt. or HECI, if required, have not been obtained by reason of the failure to obtain the required vote of stockholders or consent to the respective matters as to which such approval was sought.

     In addition to the foregoing, either party may terminate the agreement if the other party has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the agreement, such that the conditions to the completion of the acquisition of HECI are not capable of being satisfied on or before the termination date.

     Effect of Termination. In the event of termination of the merger agreement by either Green Mt. or HECI, the agreement will become void and there will be no liability or obligation on the part of any of the parties or their respective officers or directors, except for liability arising out of a breach or failure to perform the representations, warranties, covenants or other agreements contained in the agreement.

Cost and Expenses

     All costs and expenses in connection with the acquisition of HECI will be paid by the party incurring these costs and expenses. HECI has agreed to pay all legal expenses associated with the preparation and execution of the transaction documents and related agreements and documents contemplated thereby, including this information statement, up to a maximum of $25,000. We have agreed to pay all other expenses related to the preparation, printing and mailing of the information statement and all related filing and other fees paid to the SEC in connection with the transaction. We estimate that the total costs and expenses that we will pay in connection with the transaction will be approximately $10,000, which consists of professional fees, printing and mailing costs, filing fees and other miscellaneous expenses. HECI will pay all costs and expenses it incurs in connection with the transaction.

Amendment

     The merger agreement may be amended at any time in writing signed by all parties before or after approval of the transaction by HECI stockholders at its special meeting but, after such approval, no amendment shall be made which will require additional approval of HECI stockholders under any applicable law without such approval.

Extension and Waiver

     At any time before the closing, each party to the merger agreement may extend the time for performance of any obligation or act of another party, waive any inaccuracies in the representations and warranties or waive compliance by the other party with any of the agreements or conditions contained in the agreement.

         CERTAIN TRANSACTIONS AND INFORMATION RELATED TO THE ACQUISITION

Change in Control

     A change of control of Green Mt. will occur as a result of the acquisition, pursuant to which the sole stockholder of HECI will become a stockholder of Green Mt. and will own approximately 81% of the issued and outstanding shares of our common stock.

Forward Stock Split

     The merger agreement provides that prior to the closing, we will effect a forward stock split of our issued and outstanding shares of common stock on a
3.8 shares for 1 share basis As a result of the stock split, the number of shares of our common stock outstanding will increase to approximately 3,822,800 shares, but will not affect any stockholder's proportionate interest in Green Mt. prior to the closing of the transaction. No fraction of any Green Mt. shares will be issued, rather the number of shares otherwise issuable, if other than a whole number, will be rounded up to the next whole number. The par value of our common stock will remain unchanged. While the aggregate par value of our outstanding common stock will be increased, our additional paid-in capital will be decreased by a corresponding amount. Therefore, the reverse split will not affect our total stockholders' equity.

     The forward stock split has been unanimously approved by our board of directors and is expected to be effected immediately before the closing, on or about August 22, 2005. We believe that the forward stock split is advisable because it will increase the number of total shares that are eligible to be traded in the public market. We further believe that the additional shares in the trading market will increase liquidity and result in a more orderly market for our shares.

     In addition to the 3,822,800 shares outstanding after the split, we will issue 16,297,200 shares pursuant to the merger agreement, resulting in approximately 20,120,000 common shares outstanding. Following the increase of our authorized capitalization, we will have the corporate authority to issue nearly an additional 80 million shares of authorized but unissued common stock. Of the unissued common stock, 1.35 million shares will be reserved for restricted stock plan and an undetermined number of shares may be issued pursuant to the anticipated financing, if such financing is for common or preferred shares. The remaining authorized and unissued shares, including 10 million shares of preferred stock, may be issued without stockholder approval at any time, in the sole discretion of our board of directors. The authorized and unissued shares may be issued for cash, to acquire property or for any other purpose that is deemed in the best interests of our company. Any decision to issue additional shares will reduce the percentage of our stockholders' equity held by our current stockholders and could dilute our net tangible book value.

Financing

     Interim Financing
     -----------------

     The parties may endeavored to secure interim financing for HECI of between $500,000 and $750,000. The merger agreement anticipates that any such interim financing will close simultaneously with the closing of the acquisition. If the interim financing is in the form of Green Mt. equity securities, then the minimum price per share will be $1.00 and, if in a form of preferred stock or other instrument convertible into common stock, the price of conversion into common stock will be a minimum of $1.00 per share.

     Subsequent Financing
     --------------------

     The merger agreement also provides that our controlling stockholders will use their best efforts to assist Green Mt. in arranging for a minimum of $3 million in financing for the benefit of HECI and Green Mt. We will initially attempt to raise a maximum of $4 million. Our controlling stockholders will participate only as a finders in any prospective financing and will not negotiate or participate in the actual sale of any securities. Green Mt., at its sole discretion, will have the right to accept prospective financing in any form. If the financing is in the form of equity securities, the price of common stock used for such financing will be at a minimum of $1.00 per share. If the financing is in the form of preferred stock or other instrument convertible into common stock, then the minimum price per share will be $1.00 on an as-converted basis. Upon the closing of a minimum of $3 million in financing, net of all commissions, finder's fees and other costs, the $250,000 fee payable to our controlling stockholders and/or their assigns under the terms of the agreement will be due and payable out of the proceeds of the financing. The agreement also requires that at or prior to the closing, Green Mt. will have secured no less than $1 million in financing, inclusive of all commissions, finder's fees and costs.

     We expect that the sale of our common stock pursuant to the financing will include a provision providing the opportunity for persons purchasing the shares to subsequently have those shares registered with the SEC. Such registration rights will be at our discretion, but would require that we file a registration statement to register the shares. We will bear all expenses associated with the preparation and filing of the registration statement. Upon the effectiveness of the registration statement, the registered shares will be able to be sold freely into the public trading market, unless such shares are held by a control person or affiliate of our company.

     Escrow of Shares
     ----------------

     At the closing of the merger, our controlling stockholders have agreed to place into escrow 905,000 shares (post-split) of our common stock pursuant to a separate escrow agreement. These shares are to remain in escrow until such time as a minimum of $3 million in financing has been provided to Green Mt., net of all commissions, finder's fees and other costs. At such time, the 905,000 shares held in escrow will be released and delivered to the controlling stockholders and/or their assigns. If the financing has not closed within two years from the consummation of the acquisition of HECI, the escrowed shares will be surrendered to Green Mt. to be cancelled.

     Conversion of Notes
     -------------------

     The merger agreement also provides that if a minimum of $3 million in financing is realized following the acquisition, net of all commissions, finder's fees and other costs, then current holders of HECI promissory notes, in an aggregate amount not to exceed $675,000, will be provided the opportunity to convert their notes into shares of Green Mt. common stock. Any such conversion will be at a price equal to the offering price in such financing.

Certain Federal Income Tax Consequences

     Because no action is being taken in connection with the current outstanding shares of Green Mt. common stock, no gain or loss is anticipated to be recognized by our stockholders in connection with the transaction. It is expected that the issuance of our shares of common stock to HECI stockholders pursuant to the transaction will be tax-free to those persons.

Accounting Treatment of the Acquisition

     The acquisition of HECI is expected to be accounted for as a reverse acquisition in which HECI is the accounting acquirer and Green Mt. is the legal acquirer. Current management of HECI is expected to continue as the management of Green Mt. following the closing. Because the acquisition of HECI is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the transaction are expected to be charged to expenses.

Appraisal Rights

     Under applicable Nevada law, our stockholders do not have the right to demand appraisal of their shares in connection with the approval by written consent of the amended certificate of incorporation and other actions that may be contemplated in connection with the acquisition of HECI and the merger agreement.

Interest of Certain Persons in the Acquisition Transaction

     Our controlling stockholders, Messrs. Williams and Cowle and/or their assigns, are entitled to receive a $250,000 fee that is being paid for services in connection with the acquisition of HECI. The services are for bringing the parties together, negotiating the transaction and for facilitating the acquisition of HECI. Messrs. Williams and Cowle have agreed to use their best efforts to assist Green Mt. in arranging for a minimum of $3 million in financing for the benefit of HECI and Green Mt. In this regard, they will participate only as finders in any prospective financing and will not negotiate or participate in the actual sale of any securities. Payment of this one-time fee is to be paid out of anticipated financing of at least $3 million, net of any commissions, finder's fees and other offering costs. The controlling stockholders will also own an aggregate of approximately 3,162,284 shares of Green Mt. common stock following the forward stock split, which will represent approximately 15.7% of the total outstanding shares following the acquisition of HECI without regard to the Shares issued in this offering, of which 905,000 shares will be held in escrow pending the completion of at least $3 million in financing, net of all commissions, finder's fees and other costs.

Federal Securities Law Consequences

     The Green Mt. shares of common stock to be issued in connection with the acquisition of HECI will not be registered under the Securities Act. It is intended that such shares will be issued pursuant to the private placement exemption under Section 4(2) and/or Regulation D of the Securities Act. These shares are deemed "restricted stock" and will bear an appropriate restrictive legend indicating that the resale of such shares may be made only pursuant to registration under the Securities Act or pursuant to an available exemption from such registration.

     After the acquisition is completed, we anticipate that the our common stock will continue to be listed on the OTC Bulletin Board, and that the trading symbol will be changed from "CTTM" to a symbol that will reflect the acquisition of HECI and our new business. Certain outstanding shares of common stock, including those issued pursuant to the acquisition, will be "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act. Under the provisions of Rule 144, restricted securities may be sold into the public market, subject to holding period, volume and other limitations set forth under the Rule. In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated) who has beneficially owned restricted shares for at least one year, including any person who may be deemed to be an "affiliate," as defined under the Securities Act, is entitled to sell, within any three-month period, an amount of shares that does not exceed the greater of:

     o the average weekly trading volume in the common stock, as reported through the automated quotation system of a registered securities association, during the four calendar weeks preceding such sale, or

     o   1% of the shares then outstanding.

     In order for a stockholder to rely on Rule 144, we must have available adequate current public information with respect to our business and financial status. A person who is not deemed to be an affiliate and has not been an affiliate for the most recent three months and who has held restricted shares for at least two years, would be entitled to sell such shares under Rule 144(k) without regard to the various resale limitations of Rule 144.

     Under Rule 144, the one-year holding period will commence as of the effective time of the merger for the sole stockholder of HECI who receives shares of our common stock in the transaction. Sales under Rule 144 are also subject to manner of sale provisions and notice requirements and to the availability of current public information about us.

Our Operations After the Acquisition of HECI

     Following the acquisition of HECI, we will become engaged in HECI's current business. At the effective time of the merger, our directors and executive officers will resign and HECI will appoint new directors and executive officers.

     We will continue to be a reporting company under the Exchange Act, continue to file periodic reports and be subject to the proxy solicitation requirements of the Exchange Act. We do not expect in the immediate that our common stock will be listed on any national securities exchange or on The Nasdaq Stock Market, but will continue to be listed on the OTC Bulletin Board, under a new trading symbol. Our principal offices will be relocated to the same as the principal offices of HECI located at 602 East Fair Street, Algona, Iowa 50511.

             ANTICIPATED BUSINESS FOLLOWING THE ACQUISITION OF HECI

Business of Hydrogen Engine Center, Inc.

     Following the acquisition of HECI, we will assume all of its business, assets, operations and liabilities. HECI's primary business is designing, developing and manufacturing internal combustion engines capable of being fueled either by gasoline or hydrogen with the goal of ultimately commercializing the use of hydrogen for power generation using available technology. HECI's management believes that hydrogen engines ultimately developed by HECI may be initially used for two major applications:

     o replacing existing internal combustion engines in airport ground support applications, and

     o   combined with electric generators for power generation systems.

     HECI was incorporated on May 19, 2003 by Ted Hollinger, formerly Director of Engineering at Ford Motor Company and Vice President of the Power Conversion Group at Ballard Power Systems, responsible for development of hydrogen engine gensets. Operations commenced with the lease of the facilities in Algona, Iowa. Mr. Hollinger, left Ballard with the ultimate intention of continuing the commercialization of hydrogen engines. His employment contract with Ballard contained a one year, non-compete clause related to internal combustion engines, which expired on May 29, 2003.

     Mr. Hollinger founded HECI with the goal of establishing a hydrogen engine center of excellence to foster the development of the hydrogen powered engine. Possible near-term applications for hydrogen engines include, but are not limited to, airport vehicles, forklifts, mining vehicles and buses, as well as green electric power generation. Long-term applications could include hybrid buses and boats, water generation and large- scale power generation through the parallel operation of electric generators.

     Since its inception, HECI has accomplished the following:

     o completed technical development and engine modifications for the conversion of the Ford 4.9L and 7.5L internal combustion engine to operate on hydrogen fuel;

     o   shipped the first 4.9L engine;

     o entered into a contract with Arnold Motor Supply, an engine machining company and re-builder of engine heads, to machine and assemble engines;

     o entered into a hydrogen supply and cross-marketing and agreement with Air Liquide Canada, an industrial gas supplier; and

     o entered into an agreement with the Universite du Quebec a Trois Rivieres to develop new electronic engine control technology.

     HECI has also been able to secure certain financing in the form of loans and grants, which are set forth below, in order to proceed with the development of its facilities in Algona, Iowa and to commence operations.

     o Received a loan of $146,124 from Algona Area Economic Development Association (of which $135,300 is forgivable) to acquire land on which a manufacturing facility is to be built;

     o Received a $200,000 forgivable loan from the City of Algona, Iowa for commencing the building of a 120,000 sq. ft. manufacturing building in Algona.

     o Received a $400,000 forgivable loan from the Iowa Department of Economic Development to be used for building facilities and/or working capital.

     o Received a $1.3 million grant in the form of industrial new jobs training certificates from Iowa Lakes Community College in Estherville, Iowa, to be used over a 10 year period ($130,000 per year) for the creation of new jobs and training to be provided by the College.

Hydrogen Powered Engines

     HECI believes that one of the key attributes of the new hydrogen engine is that a standard production internal combustion automobile engine can be modified to achieve near-zero emissions. Based upon this belief, HECI has established a process for converting certain Ford internal combustion engines to operate efficiently with hydrogen as a fuel. The engines are the 4.9L internal combustion engine, formerly used in the Ford F-150 pickup and currently being used in about 90,000 airport ground support equipment vehicles, and the Ford 7.5L V8 previously used in Ford vehicles and industrial applications. HECI believes that this conversion process could apply to any internal combustion engine.

     HECI estimates that the efficiency of the hydrogen engine is nearly 40% and equal to that of today's fuel cells. Using hydrogen fuel in Ford engines, HECI has achieved near zero NOx emissions. The projected cost of a hydrogen internal combustion engine is as much as 10 times lower than a fuel cell. A further advantage of the hydrogen engine is that it can run on regular welding grade hydrogen, or on mixed gases such as natural gas and hydrogen, versus the ultra pure hydrogen, typically required for fuel cells, or on mixed gases such as natural gas and hydrogen. Hydrogen as an alternative fuel can be readily extracted from water, any hydrocarbon fuel or biomass. When produced renewably it has the potential to completely eliminate carbon based emissions.

     The hydrogen internal combustion engine has the benefit of being understood by an experienced mechanic with only a few minutes of study. It can then be serviced by these mechanics using the tools they already possess. There is no need to change the transmission or any other part of the power train to use a hydrogen engine. Oil changes and other servicing is the same as for gasoline engines with few exceptions. There is no need for a catalytic converter nor is there a danger from the exhaust fumes. Special spark plugs, engine tuning and engine control system are required, but they appear merely as a brand change to the service person.

     When a hydrogen engine is installed in a vehicle it looks like a standard gasoline engine. There is no need to change the motor mounts, radiator or any other part of the vehicle infrastructure except the fuel storage and delivery system. HECI will ultimately assist the end users in choosing the proper fueling system. HECI will also provide training in hydrogen safety.

     Hydrogen engines developed by HECI will be initially used to replace existing internal combustion engines in ground support applications and for power generation systems. HECI anticipates that its initial revenue will come from the sale of 4.9 liter and 7.5 liter gasoline and hydrogen engines to the airport ground support business, from government contracts for the engines, and from federally subsidized programs requiring hydrogen power for green demonstration vehicles and power generation systems.

Potential Commercial Applications

     Readily accessible commercial applications for the hydrogen engine exist in ground support equipment such as aircraft tugs, baggage loaders, baggage tugs, and de-icing equipment. These applications use the Ford 4.9L engine, which is no longer available from Ford. The aviation industry standardized that engine several years ago and most of the equipment was designed around the engine. To the best of HECI's knowledge, no engine of the same size and shape is being offered by automotive engine manufacturers. A secondary market also exists for military ground support equipment applications using traditional engines. One available option is to convert these engines to use hydrogen fuel, thereby addressing a serious emissions issue facing airports. With emissions regulations becoming more stringent, such as banning diesel engines, hydrogen-fueled generators (gensets) become very attractive for standby and peak-shaving applications.

Other Applications

     Any application that currently uses gasoline-fueled engines and many applications that use diesel engines, are likely future users of HECI engines. Management believes that locales that have strict emissions restrictions will be receptive to HECI engines. Other applications which could be users of HECI engines include high performance engines, boats, mining equipment, on-road buses, wood-chippers, irrigation pumping, aircraft propulsion, farm tractors, farm equipment, delivery vehicles, yard tractors, cranes, construction equipment and military gensets. Although HECI believes these potential markets to be viable, it has not established any future definitive marketing strategy or plan.

Competition

     Although there are several companies developing and/or marketing hydrogen engines, we are not aware of any significant production of such engines as of this date. We believe that the companies targeting production of hydrogen-fueled engines are automotive engine builders, such as Ford, GM, Honda, BMW. HECI further believes that those engines will initially be used for automobiles and then for industrial applications. The gasoline-fueled industrial engine market has in the past been served by GM and Ford. HECI will enter the market with the only industrial designs in the 30 to150 kilowatt range.

     Fuel cells may be perceived to be competition to the hydrogen engine, but in the opinion of HECI they are not at this time. Fuel cells cannot be currently manufactured in sufficient quantity to compete with hydrogen- fueled engines. Also, fuel cells are more costly than the hydrogen internal combustion engine.

Intellectual Property and Patent Protection

     We plan to aggressively protect HECI's intellectual property and technology by applying for patent and/or copyright protection. We intend to establish comprehensive intellectual property coverage in the United States and in the most relevant foreign markets in anticipation of future commercialization opportunities. HECI does not currently own any patents, although it does have one patent pending related to its engine alignment. HECI intends to file core technology patents covering the use of hydrogen fuel in any internal combustion engine. Future patent applications will apply to any internal combustion engine regardless of manufacturer or application. HECI also relies on trade secrets, common law trademark rights and trademark registrations intends to protect its intellectual property via non-disclosure agreements, license agreements and limited information distribution.

Facilities

     HECI presently occupies a 12,000 square foot armory building in Algona, Iowa, under a three-year lease with two possible one year extensions. It has just completed its second year under the lease. HECI has plans for an industrial site in Algona and is currently constructing a 140,000 square foot facility. The initial stage will have a 26,000 square foot manufacturing building, a 3,600 square foot dynamometer building and a 3,600 square foot office building. The site plan can be observed at HECI's Internet web site at www.hydrogenenginecenter.com. The new manufacturing building is expected to be completed in the fourth quarter of 2005.

Employees

     HECI presently has 2 full time and 2 part time employees, but anticipates adding employees starting in August 2005 or upon the realization of funds from our proposed financing. HECI's employees are not members of any union, nor have they entered into any collective bargaining agreements, nor is it anticipated in the near future. It is believed that HECI's relationship with its employees is good.

Management

     At the effective time of the merger, our directors and executive officers will resign and, in accordance with the provisions of the acquisition, HECI will appoint up to 5 new directors to serve on the board of directors. We currently anticipate that the following persons will serve as directors and executive officers:

         Name                               Age           Position
         ----                               ---           --------
         Theodore G. Hollinger              64            Director, President and Chief Technology Officer
         Rick Kremer                        50            Director
         Mike Schiltz                       44            Director
         Thomas Trimble                     63            Director
         Thomas G. Daly                     57            Vice President of Marketing and Sales
         Larry Ragle                        69            Vice President of International Operations
         Tapan Bose                         66            Vice President of Research and Development
         Victor Cordell                     62            Vice President of Military Operations
---------------------------

     The business experience of each of the persons listed above during the past five years is as follows:

     Theodore G. Hollinger. Ted Hollinger started his career in 1964 at Fairchild Semiconductor as a digital integrated circuit designer. In 1969 he joined the design team at Advanced Micro Devices where he also designed integrated circuits. In 1973 he joined Amdahl Computer to head their computer memory system design effort. In 1975, Mr. Hollinger retired and served as a consultant on integrated circuit design and processing to Lockheed Missiles and Space and Linkabit Corp. In 1978 he joined Siliconix as applications manager for all integrated circuits and in 1979 he became the Chief VMOS Engineer.

     Mr. Hollinger founded Advanced Power Technology ("APT"), a power semiconductor company in Bend, Oregon in 1984. Mr. Hollinger holds several key power device patents now assigned to APT. In 1988, he founded Advanced Power Controls - ONSITE as a subsidiary of Pacific Power & Light. In 1991, he moved the company to Tennessee and incorporated it under the name APC-ONSITE. Over the course of his career, Mr. Hollinger has been granted more that a dozen patents.

Mr. Hollinger joined Ecostar in November of 2000 as the Director of Power Conversion Engineering, and from 2001 to 2002, he was Vice President of power conversion at Ballard Power Systems. In 2003, Mr. Hollinger founded HECI and presently serves as its President and Chief Technical Officer.

     Rick Kremer. Mr. Kremer began selling and installing electrical equipment in 1975 and subsequently founded two businesses, State Line Agri, Inc. and State Line Equipment, Inc. He is currently President of State Line Agri, a production hog facility. State Line Equipment, which was sold in 2001, was a manufacturer and seller of agricultural equipment. In March 2001, Mr. Kremer became President of Stateline Power Corp., an Ohio based manufacturer and distributor of standby electric generators. Mr. Kremer attended Stark Technical College in Canton, Ohio and Northeast Technical College in Lima, Ohio.

     Mike Schiltz. Mr. Schiltz has been with The Merrill Company / Arnold Motor Supply from 1983 to the present, initially as a certified machinist from 1983 to 2001. In 2002 he became the division manager of the cylinder head division and has been the division manager of the engine components division since 2004.

     Thomas Trimble. Mr. Trimble has worked in the industrial engine business for 43 years while serving in various positions such as parts and service manager, sales manager and operations general manager. For the past 42 years, he has been with Engine Center for North Coast Ford Industrial and served as a Vice President for the past 7 years. Mr. Trimble holds an Associates Degree in Business Administration from Wayne State University.

Key Personnel

     Thomas G. Daly. Mr. Daly was the Director of Marketing and Sales for the Power Conversion Business Unit at Ballard Power Systems from 2001 to 2002. He has extensive background in marketing and sales and was responsible for the introduction of the hydrogen genset at Ballard. He was also VP Marketing & Sales for Advanced Power Technology in its early development, and later was Director of Industrial Marketing for Harris Semiconductor. He has a BSEE from Clarkson University, and attended General Electric's Manager Development school at Croton-on-Hudson.

     Larry Ragle. Mr. Ragle was a founder, director, and COO of The Fox Group, a manufacturer of blue light emitting diodes in Livermore, California. He was also President of the Le Groupe Fox in Montreal, Quebec, also a blue light manufacturer. He is the inventor of several semiconductor devices, including the vertical power transistor. He introduced this device to three companies:
Siliconix (Vishay), Intersil, and Solitron Devices.

     Tapan Bose. Mr. Bose received his Ph.D. in physics from the University of Louvain, Belgium and his postdoctoral studies at the University of Brown. Presently, he is professor of physics and director of the Hydrogen Research Institute at the University of Quebec in Canada. He is also President of the Canadian Hydrogen Association. Currently, he is a member of the Hydrogen Technical Advisory Group of Natural Resources Canada and member of the Board of Directors of the National Hydrogen Association in the United States. Prof. Bose is author and co-author of more than 140 publications, 4 books and 14 patents.

     Victor Cordell. Mr. Cordell graduated from Oregon State University in 1965 with BSci in Economics. He then served as a Captain in the USMC where he was a pilot (Huey helicopter gunships and OV-10 Bronco observation aircraft) and served in Vietnam in 1968-69. He later served in Army National Guard as a pilot, State Training Officer and Intelligence Officer. Mr. Cordell has done considerable contract work for the military and for military suppliers. He was the co-founder of Recon Technology a venture backed company in Bend, Oregon.

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

     The following table sets forth fees billed to Green Mt. by our auditors during the fiscal years ended December 31, 2004 and 2003 for:

     o services rendered for the audit of our annual financial statements and the review of our quarterly financial statements;

     o services by our auditor that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as audit fees;

     o services rendered in connection with tax compliance, tax advice and tax planning; and

     o   all other fees for services rendered.



                                  Year Ended                Year Ended
                               December 31, 2004        December 31, 2003
                               -----------------        -----------------
Audit Fees                           $ 4,450                    $ 5,235
Audit Related Fees                       -0-                        -0-
Tax Fees                                 -0-                        -0-
All Other Fees                           -0-                        -0-
                                     -----------                ---------
Total Fees                           $ 4,450                    $ 5,235
                                     ===========                =========

     Audit fees consist of fees billed for professional services rendered for the audit of our financial statements, review of the interim financial statements included in quarterly reports, and services that are normally provided by HJ & Associates in connection with statutory and regulatory filings or engagements. Audit-related fees consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, which are not reported under "Audit Fees." Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. All other fees consist of fees for products and services other than the services reported above. Prior to our engagement of our independent auditor, such engagement was approved by our board of directors. The services provided under this engagement may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to report to the board of directors at least quarterly regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The board of directors may also pre-approve particular services on a case-by-case basis. All audit-related fees, tax fees and other fees incurred by us for the year ended December 31, 2004, were approved by the board of directors.

           SELECTED HISTORICAL FINANCIAL DATA OF GREEN MT. LABS., INC.

     The following selected financial data is derived from Green Mt.'s financial statements. This information is only a summary and does not provide all of the information contained in such financial statements, including the related notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which are part of our Quarterly Report on Form 10-QSB for the three months ended Juen 30, 2005 and Annual Report on Form 10-KSB for the year ended December 31, 2004, which are incorporated herein by reference. The statement of operations data for each of the years in the two-year period ended December 31, 2004 and the balance sheet data at December 31, 2004 are derived from our audited financial statements. The data as of and for the six months ended June 30, 2005 and 2004 are derived from our unaudited financial statements which include all adjustments, consisting only of normal recurring adjustments and accruals, that we consider necessary for a fair presentation of our financial position and results of operations for these periods. Interim operating results for the six months ended June 30, 2005 are not necessarily indicative of the results that may be expected for the entire fiscal year ending December 31, 2005 or any future period.

Statement of operations data:

                                           Year Ended               Three Months Ended
                                          December 31,                   June 30,
                                     2004            2003          2005            2004
                                  -----------    -----------    -----------    -----------
                                                                       (unaudited)
                                                                      --------------
Revenues                          $      --      $      --      $      --      $      --
Expenses

     General and administrative        18,533         14,444         22,488          8,087
                                  -----------    -----------    -----------    -----------
Loss from operations                  (18,533)       (14,444)       (22,488)        (8,087)
                                  -----------    -----------    -----------    -----------
Other Expenses
     Interest expense                  (2,340)          --           (1,421)          (621)
                                  -----------    -----------    -----------    -----------
          Total other expenses         (2,340)          --           (1,421)          (621)
                                  -----------    -----------    -----------    -----------
Net loss                              (20,873        (14,444)       (23,900)        (8,708)
Basic loss per share              $     (0.02)   $     (0.01)   $     (0.01)   $     (0.01)
                                  -----------    -----------    -----------    -----------
Weighted average number of
shares outstanding                  1,006,000      1,006,000      1,006,000      1,006,000
                                  ===========    ===========    ===========    ===========

Balance Sheet Data:

                                           June 30,    December 31,
                                            2005          2004
                                       -------------  -------------
                                         (unaudited)
Total Assets                           $      --      $      --
Total Liabilities                          (61,759)       (38,889)
Total Stockholders' Equity (Deficit)       (61,759)       (38,889)


     As described in the above-referenced reports, we are considered a development stage company with minimal assets or capital and with no material operations or income. Expenses associated with the preparation and filing of our reports have been paid for by advances from stockholders, which are evidenced on our financial statements as current liabilities. Except for the anticipated acquisition of HECI, we will require only nominal capital to maintain our corporate viability and necessary funds will most likely be provided by officers and directors in the immediate future. However, our deficit in working capital and stockholders equity, in addition to no significant operating results to date, raise substantial doubt about our ability to continue as a going concern.

                                     EXPERTS

     Our financial statements and related schedules incorporated in this information statement by reference to our annual report on Form 10-KSB for the year ended December 31, 2004, have been audited by H J & Associates, LLC, independent auditors, as stated in their report which is also incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. We have prepared the unaudited financial statements for the period ended June 30, 2005 incorporated by reference to our report on Form 10-QSB for the quarter ended June 30, 2005.

                FINANCIAL INFORMATION FOR HYDROGEN ENGINE CENTER

     Because the acquisition of HECI is not subject to stockholder approval and no action has been or will be taken by stockholders in connection with the acquisition, HECI financial statements are not being included with this information statement. Upon completion of the acquisition of HECI, we intend to file with the SEC a Form 8-K current report that will include requisite information concerning HECI. We also intend to file audited financial statements for HECI, that are expected to be ready for filing at the time of the closing the merger agreement. However, if the financial statements have not been finalized by the time we file the Form 8-K, we are required to file the statements within 71 days after the report is required to be filed. Accordingly, we are not including financial statements, audited or unaudited, for HECI as part of this information statement or are we including pro forma financial information.

                       WHERE YOU CAN FIND MORE INFORMATION

     As required by law, we file annual and periodic reports and other information with the SEC. These reports and other information contain additional information about our company. You can inspect and copy these materials at the Securities and Exchange Commission public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on public reference rooms. Some of this information may also be accessed on the World Wide Web through the SEC's Internet address at "http://www.sec.gov."

     Statements contained in this information statement or in any document incorporated into this information statement by reference regarding the contents of any contract or other document are not necessarily complete and each such statement is qualified in its entirety by reference to such contract or other document filed as an exhibit with the SEC.

     The SEC allows us to incorporate by reference into this information statement documents we file with the SEC, which means that we can disclose important information by referring to those documents. The information incorporated by reference into this information statement is considered to be a part of this information statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed:

     o Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004;

     o   Our  Quarterly  Report on Form 10-QSB for the  quarter  ended March 31,
         2005;

     o Our Quarterly Report on Form 10-QSB for the quarter ended June 30, 2005; and

     o   Our Current Report on Form 8-K filed on June 9, 2005; and

     o   Our Current Report on Form 8-K filed on July 12, 2005.

     We will provide without charge, upon written or oral request by a stockholder, a copy of any and all of the documents referred to above that have been, or may be, incorporated by reference herein. Written requests should be sent to our principal offices at 19 East 200 South, Suite 1080, Salt Lake City, Utah 84111, attn: Geoff Williams. Oral requests may be made to our principal offices, telephone number (801) 322-3401.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS INFORMATION STATEMENT. THE DATE OF THIS INFORMATION STATEMENT IS AUGUST 1, 2005. WE HAVE NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION DIFFERENT FROM THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY LATER DATE THAN THE DATE OF THE INFORMATION STATEMENT, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS WILL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

                       BY ORDER OF THE BOARD OF DIRECTORS

August 1, 2004                                       /s/ Geoff Williams
                                                     ---------------------------
                                                     Geoff Williams
                                                     President

                                                                  Appendix "A"
DEAN HELLER
Secretary of State
202 North Carson St.
Carson City, NV 89701-4299
(775) 684-5708 Website: secretaryofstate.biz

                            Certificate of Amendment
                       (PURSUANT TO NRS 78.385 and 78.390)


              Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit Corporations
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)


1.       Name of Corporation: Green Mt. Labs., Inc.

2. The articles have been amended as follows (provide article numbers, if available):

         Article #1 - is amended to read:

                  "The name of the corporation is Hydrogen Engine Center, Inc."

         Article #3 - is amended by adding the following paragraph:

                  "SHARES: The number of shares the corporation is authorized to issue is 100,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. Preferred shares may be issued from time to time in one or more series in the discretion of the board of directors. The board has the authority to establish the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 832,180 shares (82.7%) voting for (by written consent) and zero shares voting against.

4. Officer Signature (Required):

  /s/ Geoff Williams
------------------------------------
          Geoff Williams, President

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

                                                                    Appendix "B"
                                                                    DRAFT

                          HYDROGEN ENGINE CENTER, INC.
                              RESTRICTED STOCK PLAN



SECTION I.          PURPOSE

         The purpose of the Hydrogen Engine Center, Inc. Restricted Stock Plan (the "Plan") is to encourage and enable key employees of Hydrogen Engine Center, Inc. (the "Company"), upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. Accordingly, the Company may award bonuses in the form of Common Stock of the Company, $0.001 par value per share ("Stock") subject to the restrictions set forth in Section V ("Restricted Stock"), as hereinafter set forth.

SECTION II.         ADMINISTRATION OF THE PLAN

         The Plan shall be administered by a committee (the "Committee") of three or more directors of the Company appointed by the Board of Directors. The Committee shall have sole authority to determine the employees who are to be awarded Restricted Stock from among those eligible hereunder, and to establish the number of shares to be awarded to each in the form of Restricted Stock after taking into consideration the position held, the duties performed, the compensation received, the services expected to be rendered by such employee and other relevant factors. The Committee is authorized to interpret the Plan, and may from time to time adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the Plan. A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be deemed the acts of the Committee. All decisions made by the Committee in selecting the employees to whom Restricted Stock shall be awarded, in establishing the number of shares which may be awarded as Restricted Stock to employees and in construing the provisions of the Plan shall be final. No member of the Committee shall be liable for any action taken, failure to act, determination or interpretation made in good faith with respect to the Plan or any Restricted Stock awarded under the Plan.

SECTION III.        SHARES SUBJECT TO THE PLAN

         The aggregate number of shares of Stock awarded in the form of Restricted Stock under this Plan shall not exceed [820,000] shares. Such shares of Stock may consist of authorized but unissued shares of Stock or previously issued shares of Stock reacquired by the Company. Any of such shares of Stock which remain unissued and which have not been awarded in the form of Restricted Stock at the termination of the Plan shall cease to be subject to the Plan. Should any Stock previously awarded as Restricted Stock be forfeited, the shares of Restricted Stock so forfeited will again be available for grant or award under the Plan. The aggregate number of shares of Stock which may be issued under the Plan shall be subject to adjustment as provided in Section VI hereof.

SECTION IV.         ELIGIBILITY

         The Committee shall determine and designate, at any time or from time to time, the key employees of the Company to whom Restricted Stock is to be awarded, but the Committee may authorize the award of Restricted Stock only to individuals who are key employees (including officers and directors who are also key employees) of the Company at the time the Restricted Stock is awarded. Restricted Stock may be awarded to the same employee on more than one occasion.

SECTION V.          RESTRICTED STOCK

         The Committee may from time to time, in its sole discretion, award bonuses in the form of Restricted Stock to persons eligible to receive awards of Restricted Stock under Section IV. All Restricted Stock awarded under the Plan shall be subject to such restrictions, terms and conditions, if any, as may be determined by the Committee. The Committee may in its sole discretion remove, modify or accelerate the release of restrictions on any Restricted Stock in the event of death or disability of the recipient of such Restricted Stock, or for such other reasons as the Committee may deem appropriate. Any certificate or certificates representing shares of Restricted Stock shall bear a stamped or printed notice on the face thereof to the effect that such shares have been awarded pursuant to the terms of the Plan and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as set forth in the terms of such award. If the Committee so determines, the certificates representing Restricted Stock shall be deposited by the recipient with the Company or an escrow agent designated by the Company until the restrictions thereon have lapsed or have been removed in accordance with the provisions of this Section. Upon the lapse of the restrictions or removal thereof by the Committee, new unrestricted certificates for the number of shares on which the restrictions have lapsed or been removed shall, upon request by the recipient of the Restricted Stock, be issued in exchange for such restricted certificates.

SECTION VI.  ADJUSTMENTS

         In the event the Company shall effect a split of the Stock or dividend payable in Stock, or in the event the outstanding Stock shall be combined into a smaller number of shares, the maximum number of shares of Stock as to which Restricted Stock may be awarded under the Plan shall be increased or decreased proportionately.

         In the event of a reclassification of the Stock not covered by the foregoing, or in the event of a liquidation or reorganization, the Board of Directors shall make such adjustments, if any, as it may deem appropriate in the number and kind of shares for which Restricted Stock may be awarded under the Plan.

         In the event of a merger or consolidation in which the Company is not the surviving corporation or sale of all or substantially all of the assets or capital stock of the Company, any shares of Restricted Stock that have been awarded but not yet issued shall be immediately issued without regard to any restrictions, terms or conditions imposed by the Committee pursuant to the award and any restrictions placed on Restricted Stock that has been issued shall be released.

         The provisions of this Section shall only be applicable if, and only to the extent that, the application thereof does not conflict with any valid governmental statute, regulation or rule.

SECTION VII.     CONTINUANCE OF EMPLOYMENT

         Neither the Plan nor any agreement relating to any award of Restricted Stock shall impose any obligation on the Company or an Affiliate to continue to employ any employee.

SECTION VIII.    WITHHOLDING

         The Company shall have the right to withhold taxes, as required by law, from any transfer of Stock to an employee under the Plan or to collect, as a condition of such transfer, any taxes required by law to be withheld.

SECTION IX.  AMENDMENT OR TERMINATION OF THE PLAN

         The Board of Directors in its discretion may terminate the Plan at any time with respect to any shares of Stock which have not been awarded as Restricted Stock. The Board of Directors shall have the right to alter or amend the Plan or any part thereof from time to time; provided, that no such change may be made which would impair the rights of the recipient of Restricted Stock without the consent of such recipient; and provided, further, that the Board of Directors may not make any alteration or amendment which would materially increase the benefits accruing to participants under the Plan, increase the aggregate number of shares of Stock which may be issued pursuant to the provisions of the Plan, or materially modify the requirements for participation in the Plan without the approval of the stockholders of the Company.

SECTION X.       EFFECTIVENESS AND EXPIRATION OF THE PLAN

         If adopted by the Board of Directors and approved by the vote of the holders of a majority of the stock of the Company entitled to vote thereon at a meeting of stockholders duly called and held for such purpose, or at an annual meeting thereof, the notice of which has specified that action is to be taken on the Plan, and the Committee shall have been advised by legal counsel for the Company that in the opinion of such counsel all applicable requirements of law precedent to its becoming effective have been fully met, then the Plan shall become effective on ________ __, 2005, subject to shareholder approval, or as soon thereafter as the aforesaid requirements have been met. The Plan shall expire [__] years after the effective date of the Plan. If the stockholders of the Company fail so to approve the Plan, the Plan shall thereupon terminate and all awards of Restricted Stock under the Plan shall become void and of no effect. With respect to persons subject to Section 16 of the Securities Exchange Act of 1934 (the "1934 Act"), transactions under the Plan are intended to comply with applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provisions of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee or by the Board of Directors.

                                                                   Appendix "C"

                               REVISED AND AMENDED

                          AGREEMENT AND PLAN OF MERGER

                                      Among

                             GREEN MT. LABS., INC.,

                          GREEN MT. ACQUISITIONS, INC.

                                       And

                          HYDROGEN ENGINE CENTER, INC.

                REVISED AND AMENDED AGREEMENT AND PLAN OF MERGER

     THIS REVISED AND AMENDED AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of this 6th day of July 2005 by and among GREEN MT. LABS., INC., a Nevada Corporation ("Green Mt."), GREEN MT. ACQUISITIONS, INC., a Nevada corporation ("Merger Sub"); H. Deworth Williams and Edward F. Cowle, principal stockholders of Green Mt. who will make certain representations and warranties herein ("Principal Stockholders"); and Hydrogen Engine Center, Inc., an Iowa corporation ("HECI"). This Agreement is intended to supplant and supersede that certain Agreement and Plan of Merger among the foregoing parties dated June 3, 2005.

     WHEREAS, the parties hereto previously executed on June 3, 2005 that certain Agreement and Plan of Merger and now, due to certain revisions to previously agreed upon terms of that agreement, the parties desire to execute this revised and amended Agreement that sets forth the revised terms and understandings of the parties and is intended to fully supplant and supersede the agreement of June 3, 2005, making this the definitive Agreement among the parties hereto and the Agreement of June 3, 2005 of no further force or effect.

     WHEREAS, Green Mt. desires to acquire HECI as a wholly owned subsidiary and to issue shares of Green Mt. common stock to the security holders of HECI upon the terms and conditions set forth herein. Merger Sub is a newly-created, wholly-owned subsidiary corporation of Green Mt. that will be merged with and into HECI, whereupon HECI will be the surviving corporation and will become the wholly owned subsidiary of Green Mt. Merger Sub and HECI are sometimes collectively hereinafter referred to herein as the "Constituent Corporations");

     WHEREAS, the boards of directors of Green Mt., Merger Sub and HECI, respectively, deem it advisable and in the best interests of such corporations and their respective stockholders that Merger Sub merges with and into HECI pursuant to this Agreement and the Certificate of Merger (in the form attached hereto as Exhibit "A") and pursuant to applicable provisions of law (such transaction is hereafter referred to as the "Merger"); and

     WHEREAS, each of the parties to this Agreement desires to make certain representations, warranties and agreements in connection with the transactions contemplated herein and also to prescribe various conditions thereto.

     NOW THEREFORE, in consideration of the premises, mutual covenants set out herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

     SECTION 1 Acquisition of Hydrogen Engine Center, Inc. The parties to this Agreement do hereby agree that Merger Sub will be merged with and into HECI upon the terms and conditions set forth herein and in accordance with the provisions of the Nevada Revised Statutes ("NRS"). It is the intention of the parties hereto that this transaction qualifies as a tax-free reorganization under
Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended, and related sections thereunder.

       SECTION 2 Terms of Merger. In accordance with the provisions of this Agreement and the requirements of applicable law, Merger Sub will be merged with and into HECI as of the Effective Time of the Merger (the terms "Closing" and "Effective Time of the Merger" are defined in Section 6 hereof). HECI will be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation") and the separate existence of Merger Sub will cease at the Effective Time of the Merger. HECI, as the Surviving Corporation, will succeed to and assume all the rights and obligations of Merger Sub in accordance with the NRS, as described below. Consummation of the Merger will be upon the following terms and subject to the conditions set forth herein:

       (a) Corporate Existence. Commencing at the Effective Time of the Merger, the separate corporate existence of Merger Sub will cease and the Surviving Corporation will continue its corporate existence as an Iowa corporation; and

             (i)   it  will  thereupon  and   thereafter   possess  all  rights,
                   privileges, powers, franchises and property (real, personal and mixed) of each of the Constituent Corporations;

             (ii) all debts due to either of the Constituent Corporations, on whatever account, all causes in action and all other things belonging to either of the Constituent Corporations will, except as otherwise set forth herein, be taken and deemed to be transferred to and will be vested in the Surviving Corporation by virtue of the Merger without further act or deed; and

             (iii) all  rights of  creditors  and all  liens,  if any,  upon any property of any of the Constituent Corporations will be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the Effective Time of the Merger, and all debts, liabilities and duties of the Constituent Corporations will thenceforth attach to the Surviving Corporation.

       (b) Effective  Time of the Merger.  At the Effective  Time of the Merger,
       (i) the Certificate of Incorporation and the Bylaws of HECI, as existing and in effect immediately prior to the Effective Time of the Merger, will be and remain the Certificate of Incorporation and Bylaws of the Surviving Corporation; (ii) the members of the Board of Directors of HECI holding office immediately prior to the Effective Time of the Merger will remain as the members of the Board of Directors of the Surviving Corporation until their respective successors are elected or appointed and qualified (if on or after the Effective Time of the Merger a vacancy exists on the Board of Directors of the Surviving Corporation, such vacancy may thereafter be filled in a manner provided by applicable law and the Bylaws of the Surviving Corporation); and (iii) until the Board of Directors of the Surviving Corporation otherwise determines, all persons who hold offices of HECI at the Effective Time of the Merger will continue to hold the same offices of the Surviving Corporation.

       (c) Conversion of Securities. At the Effective Time of the Merger and without any action on the part of Green Mt., Merger Sub, HECI or the holders of any of the securities of any of these corporations, each of the following will occur:

         (i) The outstanding shares of capital stock of HECI will be converted into the right to receive an aggregate of 16,297,200 shares of Green Mt. common stock, which shares will reflect the 3.8 shares for 1 share forward stock split to be effected prior to the Closing of the Merger and as depicted in Section 2(d) below. Accordingly, the 2,000,000 shares of HECI Common Stock issued and outstanding currently and immediately prior to the Effective Time of the Merger will be converted into the right to receive 16,297,200 shares of Green Mt common stock, which shares will be issued to the HECI shareholders as set forth in Attachment 2(c)(i), annexed hereto and by this reference made a part hereof. No fraction of any share of Green Mt. common stock will be issued, rather, the number of shares otherwise issuable, if other than a whole number, will be rounded to the nearest whole number. The holders of such certificates previously evidencing shares of HECI Common Stock outstanding immediately prior to the Effective Time of the Merger will cease to have any rights with respect to such shares of HECI's common stock except as otherwise provided herein or by law.

         (ii) Any shares of HECI capital stock held in the treasury of HECI immediately prior to the Effective Time of the Merger will automatically be canceled and extinguished without any conversion thereof and no payment will be made with respect thereto. At the Effective Time of the Merger, the stock transfer books of HECI will be closed and thereafter, there will be no further registration of transfers on the stock transfer books of the Surviving Corporation of any shares of capital stock of HECI which were outstanding immediately prior to the Effective Time.

         (iii) Each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time of the Merger will remain in existence as one share of common stock of the Surviving Corporation, which will be owned by Green Mt.

         (iv) The 1,006,000 shares of Green Mt. common stock issued and outstanding immediately prior to the Merger, which shares will be increased to approximately 3,822,800 shares as a result of the 3.8 shares for 1 share Forward Stock Split described in Section 2(d) below, will remain issued and outstanding after the Effective Time of the Merger.

       (d) Forward Stock Split. Prior to the Closing of the Merger, Green Mt. will take all requisite and necessary action to effect a forward stock split (the "Forward Stock Split") of its issued and outstanding shares of common stock on a 3.8 shares for 1 share basis, the effect of which will increase the number of issued and outstanding shares of Green Mt. common stock to approximately 3,822,800 shares. In connection with the Forward Stock Split, no fraction of any share Green Mt. shares will be issued; rather, the number of shares otherwise issuable, if other than a whole number, will be rounded up to the next whole number.

       (e)   Restricted Securities.

             (i) None of the shares of Green Mt. common stock to be issued hereunder will, at the Effective Time of the Merger, be registered under the Securities Act of 1933, as amended (the "Securities Act") but, rather, will be deemed to have been issued pursuant to an exemption therefrom (subject to the satisfaction of certain other terms and conditions hereof) and will be considered "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act. All shares of Green Mt. common stock to be issued pursuant to this Agreement will bear a legend worded substantially as follows:

                         "The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the corporation."

                   (ii) At the Closing, Green Mt. will direct its transfer agent to record, as soon as practicable after the Closing, the issuance of Green Mt. common stock to the holders of HECI's capital stock pursuant to the provisions set forth above. The transfer agent will annotate its records to reflect the restrictions on transfer embodied in the legend set forth above. There will be no requirement of Green Mt. to register under the Securities Act any shares of Green Mt. common stock in connection with the Merger.

       (f)   Other Matters.

             (i) Immediately prior to the Effective Time of the Merger, HECI will have no more than 2,000,000 shares of HECI Common Stock issued and outstanding. Immediately prior to the Effective Time of the Merger, Green Mt. will have no more than 3,822,800 shares of Green Mt. common stock (post split and without taking into consideration the additional shares to be issued due to rounding up of fractional shares resulting from the Forward Stock Split) and no other series of capital stock issued and outstanding.

             (ii) From and after the Closing and with a view to making available to holders of Green Mt. common stock issuable hereunder, the benefits of Rule 144 of the Securities Act or any other similar rule or regulation of the Securities and Exchange Commission ("SEC"), Green Mt. will take all action as may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to Green Mt. common stock and furnish to any holder of Green Mt. common stock forthwith, upon request, a written statement by Green Mt. as to its compliance with the reporting requirements of Rule 144, a copy of the most recent annual or quarterly report of Green Mt. as filed with the SEC and such other reports and documents as a holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a holder to sell any such Green Mt. common stock without registration, upon satisfaction of all applicable provisions of Rule 144. Green Mt. agrees to facilitate and expedite transfers of the shares of Green Mt. common stock pursuant to Rule 144 under the Securities Act, which efforts will include timely notice to its transfer agent to expedite such transfers of such shares.

             (iii) At the Closing, the then existing directors of Green Mt. will nominate and elect to the Green Mt. Board of Directors Ted Hollinger and four other nominees designated by Mr. Hollinger, and Green Mt. will cause all of the persons then serving as directors and officers of Green Mt. immediately prior to the Closing to resign from all of their respective positions with Green Mt., effective immediately upon the Closing.

             (iv) At the Closing of this Agreement, the Principal Stockholders and/or their assigns together will be entitled to receive from the parties hereto a one-time aggregate fee of $250,000 in consideration for certain services in connection with the consummation of this Agreement. Green Mt. and HECI agree that the $250,000 fee is to be paid as set forth below in Section 2(g)(ii) below.

             (v) If, at any time after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement, the officers and directors of Green Mt. are hereby fully authorized to take, and will use their reasonable efforts to take, all such lawful and necessary action.

       (g)   Financing.

             (i) Following the execution of this Agreement and prior to the Closing, at the request of HECI the Principal Stockholders will use their best efforts to assist Green Mt. in arranging for interim financing for HECI of between $500,000 and $750,000, to be negotiated in good faith by the parties. The Principal Stockholders will participate only as a finder in any prospective financing and will not negotiate or participate in the actual sale of any securities. Any interim financing will close simultaneously with the Closing of this Agreement. HECI will have the discretion to secure such interim financing from other sources without the assistance of the Principal Stockholders. If the interim financing is in the form of Green Mt. equity securities, then the minimum price per share will be $1.00 and, if in a form of preferred stock or other instrument convertible into common stock, the price of conversion into common stock will be a minimum of $1.00 per share.

             (ii) Following the date of this Agreement, the Principal Stockholders will use their best efforts to arrange for a minimum of $3 million in financing for the benefit of HECI and Green Mt. The Principal Stockholders will participate only as a finder in any prospective financing and will not negotiate or participate in the actual sale of any securities. Green Mt., at its sole discretion, will have the right to accept prospective financing in any form. If the financing is in the form of equity securities, the price of common stock used for such financing will be at a minimum of $1.00 per share. If the financing is in the form of preferred stock or other instrument convertible into common stock, then the minimum price per share will be $1.00 on an as-converted basis. Upon the closing of a minimum of $3 million in financing, the $250,000 fee payable to the Principal Stockholders as per Section 2(f)(iv) above will be due and payable out of the proceeds of the financing.

             (iii) Following  the Closing of the Agreement and the financing set forth in Section 2 (g)(ii) above, current holders of HECI promissory notes, in an aggregate amount not to exceed $675,000, will be provided the opportunity to convert their notes into shares of Green Mt. common stock at a conversion price equal to the offering price in such financing.

       (h) Escrow of Shares. Upon the Closing of this Agreement, the Principal Stockholders agree to place 905,000 shares of Green Mt. common stock (post-split) into escrow pursuant to a separate escrow agreement. These shares are to remain in escrow until such time as a minimum of $3 million in financing has been provided to Green Mt. as per Section 2(g)(ii) above and, at such time, the 905,000 shares held in escrow will be released and delivered to the Principal Stockholders and/or their assigns. The
       Principal Stockholders will participate only as a finder in any prospective financing and will not negotiate or participate in the actual sale of any securities. If the financing has not closed within two years from the consummation of the acquisition of HECI, the escrowed shares will be surrendered to Green Mt. to be cancelled.

       SECTION 3 Delivery of Shares. On or as soon as practicable after the Effective Time of the Merger, HECI will use reasonable efforts to cause all holders of HECI's capital stock (the "HECI Stockholders") to surrender to Green Mt.'s transfer agent for cancellation certificates representing their shares of HECI's capital stock, against delivery of certificates representing the shares of Green Mt. common stock for which HECI's capital stock is to be converted in the Merger pursuant to Section 2 hereof. Until surrendered and exchanged as herein provided, each outstanding certificate which, prior to the Effective Time of the Merger, represented HECI capital stock, will be deemed for all corporate purposes to evidence ownership of the same number of shares of Green Mt. common stock into which the shares of HECI capital stock represented by such HECI certificate will have been so converted.

       SECTION 4 Representations of HECI. HECI hereby makes as of the date hereof and as of the Effective Time of the Merger, the following representations and warranties:

       (a) As of the date hereof, the total number of shares of HECI Common Stock issued and outstanding is 2,000,000 shares.

       (b) HECI Common Stock constitutes duly authorized and validly issued shares of capital stock of HECI. All shares are fully paid and nonassessable.

       (c) The audited financial statements of HECI as of and for the year ended December 31, 2004 and unaudited interim financial statements of HECI for the period ended March 31, 2005, which have been delivered to Green Mt., or will be delivered prior to the Closing (hereinafter referred to as the "HECI Financial Statements"), fairly present the financial condition of HECI as of the dates thereof and the results of its operations for the periods covered thereby. Other than as set forth in any schedule or exhibit attached hereto, and except as may otherwise be set forth or referenced herein, there are no material liabilities or obligations, either fixed or contingent, not disclosed or referenced in HECI Financial Statements or in any exhibit or notes thereto other than contracts or obligations occurring in the ordinary course of business since March 31, 2005; and no such contracts or obligations occurring in the ordinary course of business constitute liens or other liabilities which materially alter the financial condition of HECI as reflected in HECI Financial Statements. HECI has, or will have at the Closing, good title to all assets, properties or contracts shown on HECI Financial Statements subject only to dispositions and other transactions in the ordinary course of business, the disclosures set forth therein and liens and encumbrances of record.

       (d) Except as disclosed in writing to Green Mt., since March 31, 2005, there has not been any material adverse changes in the financial position of HECI except changes arising in the ordinary course of business, which changes will not materially and adversely affect the financial position of HECI.

       (e) HECI is not a party to any material pending litigation or, to the knowledge of its executive officers (herein, the "HECI's Knowledge"), any governmental investigation or proceeding, not reflected in HECI Financial Statements, and, to HECI's Knowledge, no material litigation, claims, assessments or any governmental proceedings are threatened in writing against HECI.

       (f) Neither HECI nor any of its officers, employees or agents, nor any other person acting on behalf of HECI, has directly or indirectly, within the past five years, given or agreed to give any gift or similar benefit to any person who is or may be in a position to help or hinder HECI's business, or assist it in connection with any actual or proposed transaction, which (i) might subject it to any material damage or penalty in any action or which might have a material effect on HECI or its assets and properties, (ii) if not given in the past, might have had a material effect on HECI's business or its assets and properties, or (iii) if not continued in the future, might have a material effect on HECI's business or its assets and properties or subject it to suit or penalty in any action.

       (g) HECI is in good standing in its state of incorporation, and is in good standing and duly qualified to do business in each state where required to be so qualified, except where the failure to so qualify would have no material adverse effect on the business, financial condition or results of operations of HECI.

       (h) HECI has, or by the Effective Time of the Merger will have, filed all material tax, governmental and/or related forms and reports (or extensions thereof) due or required to be filed in the ordinary course of business and has (or will have) paid or made adequate provisions for all taxes or assessments which have become due as of the Effective Time of the Merger.

       (i) HECI has not materially breached any material agreement to which it is a party. HECI has previously given Green Mt. copies of or access to all material contracts, commitments and/or agreements to which HECI is a party.

       (j) HECI has the  requisite  corporate  power and authority to enter into this Agreement together with such other agreements and documents requisite to this Agreement (the "Transaction Documents") to which it is a party and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been, or will prior to the Closing and the Effective Time of the Merger be, duly authorized by HECI's Board of Directors and by HECI's stockholders (if necessary). The execution of this Agreement and other Transaction Documents does not materially violate or breach any material agreement or contract to which HECI is a party, and HECI, to the extent required, has, or will have by Closing, obtained all necessary approvals or consents required by any agreement to which HECI is a party. The execution and performance of this Agreement and other Transaction Documents will not violate or conflict with any provision of HECI's Certificate of Incorporation in effect as of the date hereof, or Bylaws of HECI.

       (k) Information regarding HECI, which has been delivered by HECI to Green Mt. for use in connection with the Merger is, to HECI's Knowledge, true and accurate in all material respects.

       (l) To HECI's Knowledge, HECI has and at the Closing will have, disclosed in writing to Green Mt. all events, conditions and facts materially affecting the business, financial conditions (including any liabilities, contingent or otherwise) or results of operations of HECI.

       (m) All information regarding HECI which has been provided to Green Mt. by HECI or set forth in any document or other communication, disseminated to any former, existing or potential HECI Stockholders, or to the public or filed with any state or federal securities regulators or authorities is, to HECI's Knowledge, true, complete, accurate in all material respects.

       (n) To HECI's Knowledge HECI is and has been in compliance with, and HECI has conducted any business previously owned or operated by it in compliance with, all applicable laws, orders, rules and regulations of all governmental bodies and agencies, including applicable securities laws and regulations and environmental laws and regulations, except where such noncompliance has and will have, in the aggregate, no material adverse effect. HECI has not received notice of any noncompliance with the foregoing, nor is it aware of any claims or threatened claims in connection therewith.

       (o) To HECI's Knowledge without limiting the foregoing, (i) HECI and any other person or entity for whose conduct HECI is legally held responsible are and have been in material compliance with all applicable federal, state, regional, local laws, statutes, ordinances, judgments, rulings and regulations relating to any matters of pollution, protection of the environment, health or safety, or environmental regulation or control, and (ii) neither HECI nor any other person for whose conduct HECI is legally held responsible has manufactured, generated, treated, stored, handled, processed, released, transported or disposed of any hazardous substance on, under, from or at any of HECI's properties or in connection with HECI's operations.

       (p) Except as and to the extent specifically disclosed in this Agreement and as may be specifically disclosed or reserved against it as to amount in the latest balance sheet contained in HECI Financial Statements, there is no basis for any assertion against HECI of any material liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, including, without limitation, any liability for taxes (including e-commerce sales or other taxes), interest, penalties and other charges payable with respect thereto. Neither the execution and delivery of this Agreement or other Transaction Documents to which it is a party, nor the consummation of the transactions contemplated hereby or thereby will

             (i) result in any payment (whether severance pay, unemployment compensation or otherwise) becoming due from HECI to any person or entity, including without limitation any employee, director, officer or affiliate or former employee, director, officer or affiliate of HECI;
             (ii) increase any benefits otherwise payable to any person or entity, including without limitation any employee, director, officer or affiliate or former employee, director, officer or affiliate of HECI; or

             (iii) result in the  acceleration of the time of payment or vesting of any such benefits.

       (q) To HECI's Knowledge, no aspect of HECI's past or present business, operations or assets is of such a character as would restrict or otherwise hinder or impair HECI from carrying on the business of HECI as it is presently being conducted by HECI.

       (r) Except as disclosed to Green Mt. in writing and annexed hereto as Attachment 4(r), to HECI's Knowledge HECI has no material contracts, commitments, arrangements, or understandings relating to its business, operations, financial condition, prospects, or otherwise. For purposes of this Section 4, "material" means payment or performance of a contract, commitment, arrangement or understanding in the ordinary course of business, which is expected to involve payments from HECI to any third party in excess of $100,000.

       (s) To HECI's Knowledge, no representation or warranty by HECI contained in this Agreement and no statement contained in any certificate, schedule or other communication furnished pursuant to, or in connection with, the provisions hereof contains or will contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading. To HECI's Knowledge, there is no current or prior event or condition of any kind or character pertaining to HECI that may reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of HECI. Except as specifically indicated elsewhere in this Agreement, all documents delivered by HECI in connection herewith have been and will be complete originals, or exact copies thereof.

       (t) To HECI's Knowledge, all information to be supplied by it in writing, specifically for inclusion or incorporation by reference in the definitive Information Statement to be filed with the SEC by Green Mt. and disseminated by Green Mt. to its stockholders (the "Information Statement"), will not, at the time the Information Statement is so disseminated, or at any time it is amended or supplemented thereafter, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

       SECTION 5 Representations of Green Mt. and Merger Sub. Green Mt., Merger Sub and Principal Stockholders hereby make jointly and severally, as of the date hereof and as of the Effective Time of the Merger, the following representations and warranties:

       (a) As of the date hereof and the Effective Time of the Merger, the shares of Green Mt. common stock to be issued and delivered to the security holders of HECI and in connection herewith will, when so issued and delivered, constitute duly authorized, validly and legally issued, fully-paid, nonassessable shares of Green Mt. capital stock, free of all liens and encumbrances.

       (b) Each of Green Mt. and Merger Sub has the requisite corporate power to enter into this Agreement and to perform its respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (i) have been or will prior to the Closing and the Effective Time of the Merger be duly authorized by the respective Boards of Directors of Green Mt. and Merger Sub and by Green Mt. as the sole stockholder of Merger Sub, and (ii) except as set forth in Section 7(e) hereof, do not have to be approved or authorized by the stockholders of Green Mt. The execution and performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which Green Mt. or Merger Sub is a party or to which it is otherwise subject and will not violate any judgment, decree, order, writ, law, rule, statute, or regulation applicable to Green Mt., Merger Sub or their properties. The execution and performance of this Agreement will not violate or conflict with any provision of the respective Certificates of Incorporation or Bylaws of either Green Mt. or Merger Sub.

       (c) Green Mt. has delivered to HECI a true and complete copy of its audited financial statements for the fiscal years ended December 31, 2004, and 2003, and unaudited financial statements for the three-month period ended March 31, 2005 (the "Green Mt. Financial Statements"). The Green Mt. Financial Statements are complete, accurate and fairly present the financial condition of Green Mt. as of the dates thereof and the results of its operations for the periods then ended. There are no material liabilities or obligations either fixed or contingent not reflected therein. The Green Mt. Financial Statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present the financial position of Green Mt. as of the dates thereof and the results of its operations and changes in financial position for the periods then ended. Green Mt. agrees to provide updated quarterly financial statements as required by the SEC. Merger Sub has no financial statements because it was recently formed solely for the purpose of effectuating the Merger and it has been, is and will remain inactive except for purposes of the Merger and it has no assets, liabilities, contracts or obligations of any kind other than as incurred in the ordinary course in connection with its incorporation in Nevada. Green Mt. has no subsidiaries or affiliates except for Merger Sub and Merger Sub has no subsidiaries or affiliates.

       (d) Since March 31, 2005, there have not been any material adverse changes in the business, financial condition or results of operation of Green Mt. At the Closing, neither Green Mt. nor Merger Sub will have any material assets and neither such corporation now has, nor will it have, any liabilities of any kind other than those reflected in the most recent balance sheet set forth in the Green Mt. Financial Statements and any costs or liabilities incurred in connection with the Merger (which costs and liabilities, including those liabilities reflected in the most recent balance sheet set forth in the Green Mt. Financial Statements, collectively will be paid in full by Green Mt. prior to the Closing so that at Closing, Green Mt. has no outstanding liabilities).

       (e) Neither Green Mt. nor Merger Sub is a party to, or the subject of, any material pending litigation, claims, or governmental investigation or proceeding not reflected in the Green Mt. Financial Statements, and to the knowledge of the executive officers of Green Mt. and of the Principal Stockholders (herein "Green Mt.'s Knowledge"), there are no material lawsuits, claims, assessments, investigations, or similar matters, threatened in writing against Merger Sub, Green Mt., or the management or properties of Green Mt. or Merger Sub.

       (f) Green Mt. and Merger Sub are each duly organized, validly existing and in good standing under the laws of the jurisdiction of their respective incorporation; each has the corporate power to own its property and to carry on its business as now being conducted and is duly qualified to do business in any jurisdiction where so required except where the failure to so qualify would have no material negative impact. Neither corporation is required to be qualified to do business in any state other than the State of Nevada.

       (g) To Green Mt.'s Knowledge, Green Mt. and Merger Sub have filed all federal, state, county and local income, excise, property and other tax, governmental and/or other returns, forms, filings, or reports, which are due or required to be filed by it prior to the date hereof and have paid or made adequate provision in the Green Mt. Financial Statements for the payment of all taxes, fees, or assessments which have or may become due pursuant to such returns, filings or reports or pursuant to any assessments received. Neither Green Mt. nor Merger Sub is delinquent or obligated for any tax, penalty, interest, delinquency or charge and there are no tax liens or encumbrances applicable to either corporation. Neither Green Mt. nor Merger Sub is deemed to be an "S Corporation" as defined by Internal Revenue Code of 1986, as amended.

       (h) As of the date of this  Agreement,  Green  Mt.'s  authorized  capital stock consists solely of 50,000,000 shares of Green Mt. common stock, $0.001 par value, of which 1,006,000 shares are presently issued and outstanding. Prior to the Closing, Green Mt. will have outstanding 1,006,000 shares of common stock (prior to the Forward Stock Split) and no other capital stock. Prior to the Closing, Green Mt. will amend its Certificate of Incorporation to increase its authorized capitalization to 100 million shares of common stock, par value $0.001 per share, and 10 million shares of "blank check" preferred stock, and to reflect the 3.8 shares for 1 share forward stock split to be effected prior to the Closing. Merger Sub's capitalization consists solely of 1,000 authorized shares of $0.001 par value common stock ("Merger Sub's Common Stock"), of which 1,000 shares are outstanding, all of which are owned by Green Mt., free and clear of all liens, claims and encumbrances. All outstanding shares of capital stock of Green Mt. and Merger Sub are, and will be at the Closing, duly authorized, validly issued, fully paid and nonassessable. There are no existing options, calls, claims, warrants, preemptive rights, registration rights or commitments of any character relating to the issued or unissued capital stock or other securities of either Green Mt. or Merger Sub.

       (i) The financial records, minute books, and other documents and records of Green Mt. and Merger Sub have been made available to HECI prior to the Closing The records and documents of Green Mt. and Merger Sub that have been delivered to HECI constitute all of the material records and documents of Green Mt. and Merger Sub that they are aware of or that are in their possession or in the possession of Green Mt. or Merger Sub.

       (j) Neither Green Mt. nor Merger Sub has materially breached any material agreement to which it is or has been a party. Prior to the execution of the Agreement, Green Mt. has given to HECI copies or access to all material contracts, commitments and/or agreements to which Green Mt. is a party. There are no currently existing agreements with any affiliates, related or controlling persons or entities. Green Mt. has no leasehold interest or other ownership interest, and no obligations under any real estate or any mining claims.

       (k) Green Mt. has complied with all provisions relating to the issuance of shares and for the registration thereof under the Securities Act and all applicable state securities laws, or appropriate exemption from registration therefrom. To the best of Green Mt.'s Knowledge, there are no outstanding, pending or threatened stop orders or other actions or investigations relating thereto involving federal and state securities laws.

       (l) Green Mt. currently has no, and for the past five years has not had, any employees, consultants or independent contractors other than its attorneys, accountants and transfer agent. Geoff Williams and Jim Ruzicka are, and will be at the Closing, the sole directors and sole executive officers of Green Mt., and Geoff Williams and Jim Ruzicka are, and will be at the Closing the sole directors and sole executive officers of Merger Sub.

       (m) Green Mt. and Merger Sub have, and at the Closing will have, disclosed in writing to HECI all events, conditions and facts materially affecting the business, financial conditions, including any liabilities, contingent or otherwise, or results of operations of either Green Mt. or Merger Sub, since March 31, 2005.

       (n) To Green Mt.'s Knowledge, Green Mt. was originally organized for the purposes of, and with a specific plan for the ownership and operations of mining claims. Subsequently, Green Mt. revised its business to seeking potential operating businesses and business opportunities with the intent to acquire or merge with such businesses.

       (o) To Green Mt.'s Knowledge, all information regarding Green Mt. which has been provided to HECI by Green Mt., or set forth in any document or other communication, disseminated to any former, existing or potential stockholders of Green Mt., to the public or filed with the SEC or any state securities regulators or authorities, is true, complete, accurate in all material respects, not misleading, and was and is in full compliance with all securities laws and regulations. Without limiting the generality of the foregoing, Green Mt. has filed all required reports, schedules, forms, statements and other documents with the SEC since the filing of its registration statement on Form 10-SB on January 8, 2004, including all filed reports, schedules, forms, statements and other documents whether or not required (the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. Except to the extent that information contained in any SEC Document has been revised or superseded by a later filed SEC Document, none of the SEC Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of HECI included in the SEC Documents are true and complete and comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.

       (p) To Green Mt.'s Knowledge, Green Mt. is and has been in compliance with, and Green Mt. has conducted any business owned or operated by it in compliance with, all applicable laws, orders, rules and regulations of all governmental bodies and agencies, including applicable securities laws and regulations, including, but not limited to, the Sarbanes-Oxley Act of 2002, and environmental laws and regulations, except where such noncompliance has and will have, in the aggregate, no material adverse effect. Green Mt. has not received notice of any noncompliance with the foregoing, nor is it aware of any claims or threatened claims in connection therewith. To its Knowledge, Green Mt. has never conducted any operations or engaged in any business transactions of a material nature other than as set forth in the reports Green Mt. has previously filed with the SEC.

       (q) The certificates of the Chief Executive Officer and Principal Accounting Officer of Green Mt. required by Rules 13a-14 and 15d-14 of the Exchange Act or Section 906 of the Sarbanes-Oxley Act of 2002 with respect to the SEC Documents, as applicable, are true and correct as of the date of this Agreement as they relate to a particular SEC Document, as though made as of the date of this Agreement. HECI has established and maintains disclosure controls and procedures, has conducted the procedures in accordance with their terms and has otherwise operated in compliance with the requirements under Rules 13a-15 and 15d-15 of the Exchange Act.

       (r) Except as and to the extent specifically disclosed in this Agreement and as may be specifically disclosed or reserved against as to amount in the latest balance sheet contained in the Green Mt. Financial Statements, there is no basis for any assertion against Green Mt. of any material liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, including, without limitation, any liability for taxes, including e-commerce sales or other taxes, interest, penalties and other charges payable with respect thereto. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will

             (i) result in any payment, whether severance pay, unemployment compensation or otherwise, becoming due from Green Mt. to any person or entity, including without limitation any employee, director, officer;

             (ii) increase any benefits otherwise payable to any person or entity, including without limitation any employee, director, officer or affiliate; or

             (iii) result in the  acceleration of the time of payment or vesting of any such benefits.

       (s) To Green Mt.'s Knowledge, no aspect of Green Mt.'s business, operations or assets is of such a character as would restrict or otherwise hinder or impair Green Mt. from carrying on the business of Green Mt. as it is presently being conducted by Green Mt., and as anticipated following consummation of the Merger.

       (t) To Green Mt.'s Knowledge, other than retention of accountants, attorney, and transfer agent, Green Mt. has no other contracts, commitments, arrangements, or understandings relating to its business, operations, financial condition, prospects or otherwise.

       (u) None of Green Mt., Merger Sub or any other affiliate thereof has or maintains any employee benefit, bonus, incentive compensation, profit-sharing, equity, stock bonus, stock option, stock appreciation rights, restricted stock, other stock-based incentive, executive compensation agreement, employment agreement, deferred compensation, pension, stock purchase, employee stock ownership, savings, pension, retirement, supplemental retirement, employment related change-in-control, severance, salary continuation, layoff, welfare
       (including, without limitation, health, medical, prescription, dental, disability, salary continuation, life, accidental death, travel accident, and other insurance), vacation, holiday, sick leave, fringe benefit, or other benefit plan, program, or policy, whether qualified or nonqualified and any trust, escrow, or other agreement related thereto, covering any present or former employees, directors, or their respective dependents.

       (v) There are no actions, proceedings or investigations pending or, to Green Mt.'s Knowledge after making appropriate investigation, threatened before any federal or state environmental regulatory body, or before any federal or state court, alleging noncompliance by Green Mt. or any predecessor in interest with the Comprehensive Environmental Response, Compensation and Liability Act of 1990 ("CERCLA") or any other Environmental Laws. To Green Mt.'s Knowledge after due investigation;

             (i) there is no reasonable basis for the institution of any action, proceeding or investigation against Green Mt. under any Environmental Law;

             (ii) Green Mt. is not responsible under any Environmental Law for any release by any person at or in the vicinity of real property of any hazardous substance (as defined by CERCLA), caused by the spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of any such hazardous substance into the environment;

             (iii) Green Mt. is not  responsible  for any costs of any  remedial action required by virtue of any release of any toxic or hazardous substance, pollutant or contaminant into the environment including, without limitation, costs arising from security fencing, alternative water supplies, temporary evacuation and housing and other emergency assistance undertaken by any environmental regulatory body;

             (iv) Green Mt. is in material compliance with all applicable Environmental Laws; and

             (v) no real property, now or in the past, used, owned, managed or controlled by Green Mt. contains any toxic or hazardous substance including, without limitation, any asbestos, PCBs or petroleum products or byproducts in any form, the presence, location or condition of which (x) violates any Environmental Law, or (y) cannot be cleaned by ordinary reclamation procedures customary in the oil and gas industry.

       For purposes of this Agreement, "Environmental Laws" will mean any federal, state, local or municipal statute, ordinance or regulation, or order, ruling or other decision of any court, administrative agency or other governmental authority pertaining to the release of hazardous substances (as defined in CERCLA) into the environment.

       (w) To Green Mt.'s Knowledge, no representation or warranty by Green Mt. or Merger Sub contained in this Agreement and no statement contained in any certificate, schedule or other communication furnished pursuant to or in connection with the provisions hereof, contains or will contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading. There is no event or condition of any kind or character pertaining to Green Mt. that may reasonably be expected to have a material adverse effect on Green Mt. or its subsidiaries. Except as specifically indicated elsewhere in this Agreement, all documents delivered by Green Mt. in connection herewith have been and will be complete originals, or exact copies thereof.

       SECTION 6 Closing. The Closing of the transactions contemplated herein will take place on such date (the "Closing") as mutually determined by the parties hereto, but no later than five (5) days after all conditions precedent have been satisfied or waived and all required documents have been delivered. The parties will use their reasonable commercial efforts to cause the Closing to occur on or before August 1, 2005. The "Effective Time of the Merger" will be that date and time specified in the Certificate of Merger as the date on which the Merger will become effective.

       SECTION  7  Actions Prior to Closing.

       (a) Prior to the Closing, HECI on the one hand, and Green Mt. and Merger Sub on the other hand, will be entitled to make such investigations of the assets, properties, business and operations of the other party and to examine the books, records, tax returns, financial statements and other materials of the other party as such investigating party deems necessary in connection with this Agreement and the transactions contemplated hereby. Any such investigation and examination will be conducted at reasonable times and under reasonable circumstances, and the parties hereto will cooperate fully therein. The representations and warranties contained in this Agreement will not be affected or deemed waived by reason of the fact that either party hereto discovered or should have discovered any representation or warranty is or might be inaccurate in any respect. Until the Closing, the parties hereto and their respective affiliates will keep confidential and will not use in any manner inconsistent with the transactions contemplated by this Agreement any information or documents obtained from the other concerning its assets, properties, business or operations, If the Closing will not occur for any reason (including, without limitation, pursuant to a termination of this Agreement), the parties hereto and their respective affiliates will not disclose, nor use for their own benefit, any such information or documents obtained from the other, in either case, unless and to the extent

             (i) readily ascertainable from public or published information, or trade sources;

             (ii) received from a third party not under an obligation to such HECI or Green Mt., as the case may be, to keep such information confidential; or

             (iii) required by any  applicable  law,  rule,  regulation or court order.

       If the Closing does not occur for any reason, each of the parties and their respective affiliates will promptly return or destroy all such confidential information and compilations thereof as is practicable, and will certify such destruction or return to the other party.

       (b) Prior to the Closing, any written news releases or public disclosure by either party pertaining to this Agreement will be submitted to the other party for its review and approval prior to such release or disclosure, provided, however, that

             (i) such approval will not be unreasonably withheld, and

             (ii) such review and approval will not be required of disclosures required to comply, in the judgment of counsel, with federal or state securities or corporate laws or policies.

       (c) Prior to the Effective Time of the Merger, Green Mt. will amend its Certificate of Incorporation to (i) increase its authorized capitalization to 100 million shares of common stock, par value $0.001 per share, and 10 million shares of "blank check" preferred stock, and
       (ii) change Green Mt.'s corporate name to Hydrogen Engine Center, Inc.

       (d) Except as contemplated by this Agreement, there will be no stock dividend, stock split, recapitalization, or exchange of shares with respect to or rights issued in respect of Green Mt. common stock after the date hereof and there will be no dividends or other distributions paid on Green Mt.'s Common Stock after the date hereof, in each case through and including the Effective Time of the Merger. Green Mt. and Merger Sub will conduct no business activities prior to the Closing other than in the ordinary course of business or as may be necessary in order to consummate the transactions contemplated hereby.

       (e) Green Mt., acting through its Board of Directors, will authorize the effectuation of the 3.8 shares for 1 share Forward Stock Split and take all requisite and necessary action to finalize the stock split and, in accordance with applicable law, give notice of and submit for action by written consent of its stockholders;

             (i) an amendment to its Certificate of Incorporation to increase the authorized capitalization of Green Mt. to 100 million shares of common stock and 10 million shares of "blank check" preferred stock;

             (ii) a proposal to prepare and approve an employee / directors incentive compensation plan and allocate 1,350,000 shares of Green Mt. common stock to the plan (the "Hydrogen Engine Center Incentive Compensation Plan"); and

             (iii) an amendment to its  Certificate of  Incorporation  to change
                   Green Mt.'s corporate name to Hydrogen Engine Center, Inc.

       (f) Green Mt. will take the requisite and necessary actions to obtain the written consent for those actions discussed in Section 7(e) above as soon as practicable after the execution of this Agreement and, as promptly as practicable thereafter will:

             (i) prepare and file with the SEC a preliminary Information Statement relating to the matters stated above;

             (ii) take the appropriate action to obtain and furnish the information required by the SEC to be included in the definitive Information Statement; and

             (iii) after  consultation with counsel to HECI, respond promptly to any comments made by the SEC with respect to the preliminary Information Statement and cause the Information Statement to be mailed to its stockholders as promptly as practicable following clearance from the SEC.

       (g) HECI will provide to Green Mt. any information for inclusion in the Information Statement which may be required under applicable law and which is reasonably requested by Green Mt. Each of HECI, Green Mt. and Merger Sub, respectively, agree promptly to correct any information provided by any of them for use in the Information Statement if, and to the extent that, such information will have become false or misleading in any material respect and Green Mt. further agrees to take all necessary steps to cause the Information Statement as so corrected to be filed with the SEC and to be disseminated to its stockholders to the extent required by applicable federal securities laws.

       (h) Green Mt. hereby represents and warrants that the information supplied or to be supplied by Green Mt. for inclusion or incorporation by reference in (i) the Information Statement or (ii) the Other Filings (as defined below) will, at the respective times filed with the SEC and, in addition, in the case of the Information Statement, as of the date it or any amendment or supplement thereto is mailed to stockholders, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Information Statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. HECI hereby represents and warrants that the information supplied or to be supplied by HECI for inclusion or incorporation by reference in the Information Statement or Other Filings will, at the respective times filed with the SEC and, in addition, in the case of the Information Statement, as of the date it or any amendment or supplement thereto is mailed to stockholders, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

       (i) As soon as practicable following the date hereof and following the Effective Time of the Merger, each of Green Mt. and HECI will properly prepare and file any other filings required under the Exchange Act or any other federal, state or foreign law relating to the Merger (collectively, the "Other Filings").

       (j) Except as required by law, Green Mt. and Merger Sub will not voluntarily take any action that would, or that is reasonably likely to, result in any of the conditions to the Merger not being satisfied. Without limiting the generality of the foregoing Green Mt. and Merger Sub will not take any action that would result in (i) any of its representations and warranties set forth in this Agreement that are qualified as to materiality becoming untrue or (ii) any of such representations and warranties that are not so qualified becoming untrue in any material respect.

       (k) Green Mt. common stock will continue to be approved for quotation on the OTC Bulletin Board and Green Mt. will have continued to satisfy throughout the period from the date hereof through the Closing Date (i) its filing requirements under Section 13 of the Exchange Act and (ii) the requirements of Rule 15c2-11 as promulgated by the SEC under the Exchange Act.

       SECTION 8 Conditions Precedent to the Obligations of HECI. All obligations of HECI under this Agreement to effect the Merger and the other transactions contemplated hereby are subject to the fulfillment, prior to or as of the Closing and/or the Effective Time of the Merger, as indicated below, of each of the following conditions:

       (a) The representations and warranties by or on behalf of Green Mt., Merger Sub and Principal Stockholders contained in this Agreement, or in any certificate or document delivered pursuant to the provisions hereof or in connection herewith, will be true at and as of the Closing and Effective Time of the Merger as though such representations and warranties were made at and as of such time.

       (b) Green Mt. and Merger Sub will have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing. No preliminary or permanent injunction or other order, decree or ruling issued by a court or other governmental authority of competent jurisdiction nor any statute, rule, regulation or executive order promulgated or enacted by any governmental authority of competent jurisdiction will be in effect which would have the effect of (i) making the consummation of the Merger illegal, or (ii) otherwise prohibiting the consummation of the Merger.

       (c) On or before the Closing, the directors of Green Mt. and Merger Sub, and Green Mt. as sole stockholder of Merger Sub, will have approved in accordance with applicable provisions of the NRS the execution and delivery of this Agreement and the consummation of the transactions contemplated herein, and will have approved the amendment to its Certificate of Incorporation and the Hydrogen Engine Center Incentive Compensation Plan and submitted the same for approval by the stockholders of Green Mt., as required.

       (d) On or before the Closing, Green Mt. and Merger Sub will have delivered certified copies of resolutions of the sole stockholder and directors of Merger Sub and of the directors and stockholders of Green Mt. approving and authorizing (i) the execution, delivery and performance of this Agreement and all necessary and proper actions to enable Green Mt. and Merger Sub to comply with the terms of this Agreement, (ii) the election of HECI's nominees to the Board of Directors of Green Mt. and all matters outlined or contemplated herein, (iii) the Forward Stock Split and (iv) the submission of the amendment to the Certificate of Incorporation and the Hydrogen Engine Center Incentive Compensation Plan to the stockholders of Green Mt. and the filing of the amendment to the Certificate of Incorporation upon approval thereof.

       (e) Each of HECI Stockholders will have delivered to Green Mt. a letter commonly known as an "investment letter" agreeing that the shares of Green Mt. common stock to be issued in the Merger are, among other things, (i) being acquired for investment purposes and not with a view to public resale; (ii) being acquired for the investor's own account, (iii) that the investor is an "accredited investor" as defined under Regulation D of the Securities Act, and (iv) that the shares of Green Mt. common stock are restricted and may not be resold, except in reliance of an exemption under the Act.

       (f) The Merger will be permitted by applicable state law and otherwise and Green Mt. will have sufficient shares of its capital stock authorized to complete the Merger at the Effective Time and the transactions contemplated hereby.

       (g) The amendment to the Certificate of Incorporation and Hydrogen Engine Center Incentive Compensation Plan will have been approved by the requisite vote of the stockholders of Green Mt., acting by written consent in lieu of a special meeting thereof, and the amendment to the Certificate of Incorporation will have been filed in accordance with the applicable requirements of the NRS.

       (h) At Closing, all of the directors and officers of Green Mt. and Merger Sub will have resigned in writing from their positions as directors and officers of Green Mt. and Merger Sub, respectively, effective upon the election and appointment of HECI nominees, and the directors of Green Mt. will have taken such action as may be deemed necessary or desirable by HECI regarding such election and appointment of HECI nominees.

       (i) At the Closing, all instruments and documents delivered by Green Mt. or Merger Sub, including to HECI Stockholders pursuant to the provisions hereof, will be reasonably satisfactory to legal counsel for HECI.

       (j) The capitalization of Green Mt. and Merger Sub will be the same as described in Section 5(h) above and will reflect the effectiveness of the amendment to the Certificate of Incorporation increasing Green Mt.'s authorized capitalization.

       (k) The shares of Green Mt. common stock to be issued to HECI Stockholders at Closing will be validly issued, nonassessable and fully paid under the applicable provisions of the NRS and will be issued in a nonpublic offering in compliance with all federal, state and applicable securities laws.

       (l) HECI will have received all necessary and required approvals and consents from required parties and from its stockholders.

       (m) At the Closing, Green Mt. and Merger Sub will have delivered to HECI an opinion of Green Mt.'s legal counsel dated as of the Closing to the effect that:

             (i) Each of Green Mt. and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

             (ii) Green Mt. and Merger Sub each has the corporate power to execute, deliver and perform its respective obligations under this Agreement;

             (iii) This  Agreement  has  been  duly  authorized,   executed  and
                   delivered by Green Mt. and Merger Sub and is a valid and binding obligation of Green Mt. and Merger Sub enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity;

             (iv) Green Mt. and Merger Sub each through its Board of Directors and/or stockholders, as required, have taken all corporate action necessary for performance under this Agreement;

             (v) The documents executed by Green Mt. and delivered to HECI and HECI Stockholders hereunder are valid and binding in accordance with their terms and vest in HECI Stockholders all right, title and interest in and to the shares of Green Mt.'s Common Stock to be issued pursuant to Section 2 hereof, and the shares of Green Mt. common stock when issued will be duly and validly issued, fully paid and nonassessable;

             (vi) The shares of Green Mt. common stock issued pursuant to this Agreement will be deemed "restricted securities" and may be sold or otherwise transferred upon the satisfaction of the provisions of Rule 144, or pursuant to any other appropriate exemption or registration under the Securities Act;

             (vii) Green Mt. has satisfied its reporting  requirements  pursuant to the Exchange Act and has fulfilled all disclosure obligations under such Act and applicable securities laws; and

             (viii)Current  stockholders  of Green Mt. common stock will have no appraisal or similar rights as a result of consummation of this Agreement and the transactions contemplated hereby.

       (n) HECI will have completed its financial and legal due diligence investigation of Green Mt. with results thereof satisfactory to HECI in its sole discretion.

         Section 9 Conditions Precedent to the Obligations of Green Mt. and Merger Sub. All obligations of Green Mt. and Merger Sub under this Agreement are subject to the fulfillment, prior to or at the Closing and/or the Effective Time of the Merger, of each of the following conditions:

       (a) The representations and warranties by HECI contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof or in connection herewith, will be true at and as of the Closing and the Effective Time of the Merger as though such representations and warranties were made at and as of such times.

       (b) HECI will have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

       (c) On or before the Closing, the directors of HECI will have approved in accordance with applicable state corporation law the execution and delivery of this Agreement and the consummation of the transactions contemplated herein and will have submitted the same to the stockholders of HECI.

       (d) On or before the Closing Date, HECI will have delivered certified copies of resolutions of the stockholders and directors of HECI approving and authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents and authorizing all of the necessary and proper action to enable HECI to comply with the terms of this Agreement.

       (e) The Merger will be permitted by applicable state law and otherwise.

       (f) At the Closing, all instruments and documents delivered by HECI pursuant to the provisions hereof will be reasonably satisfactory to legal counsel for Green Mt.

       (g) The capitalization of HECI will be the same as described in Section 4(a) hereof.

       (h) Green Mt. will have received all necessary and requisite approvals and consents from required parties and from its stockholders, and this Agreement and the Merger will have been adopted and approved by the requisite vote of HECI Stockholders.

       (i) At the Closing, HECI will have delivered to Green Mt. an opinion of HECI's legal counsel dated as of the Closing to the effect that:

             (i) HECI is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

             (ii) This Agreement has been duly authorized, executed and delivered by HECI and is a valid and binding obligation of HECI enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity;

             (iii) HECI,  through its Board of Directors  and  stockholders  has taken all corporate action necessary for performance of its obligations under this Agreement; and

             (iv) HECI has the corporate power to execute, deliver and perform its obligations under this Agreement.

       (j) Green Mt. will have an exemption from registration under the Securities Act and the securities laws of the state of Iowa and the various states of residence of HECI Stockholders for issuance of the shares of Green Mt. common stock to be issued to HECI Stockholders in the Merger.

       (k) Green Mt. will have received from HECI Stockholders the investment letters described in Section 8(e) hereof.

       SECTION 10 Survival. The representations and warranties contained in this Agreement and any other document or certificate relating hereto will survive and continue in full force and effect for a period of two years after the Effective Time of the Merger.

       SECTION 11 Nature of Representations. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties, covenants and agreements contained in this Agreement and the other documents delivered at the Closing and not upon any representation, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

       SECTION 12 Documents at Closing. At the Closing, the following documents will be delivered:

       (a) HECI will deliver, or will cause to be delivered, to Green Mt. the following:

             (i) a certificate executed by the President of HECI to the effect that all representations and warranties made by HECI under this Agreement are true and correct as of the Closing and as of the Effective Time of the Merger, the same as though originally given to Green Mt. or Merger Sub on said date and that HECI has performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time of the Merger;

             (ii) a certificate from the state of HECI's incorporation dated within five business days of the Closing to the effect that HECI is in good standing under the laws of said state;

             (iii) such other instruments,  documents and certificates,  if any, as are required to be delivered pursuant to the provisions of this Agreement and the other Transaction Documents;

             (iv) executed copy of the Certificate of Merger for filing in Iowa;

             (v) certified copies of resolutions adopted by HECI Stockholders and the directors of HECI approving the Merger Agreement and other Transaction Documents and authorizing the Merger;

             (vi) the opinion of HECI's counsel as described in Section 9(i) above; and

             (vii) all  other  items,  the  delivery  of  which  is a  condition precedent to the obligations of Green Mt. and Merger Sub, as set forth herein.

       (b) Green Mt.  and Merger Sub will  deliver or cause to be  delivered  to
HECI:

             (i) stock certificates representing those securities of Green Mt. to be issued as a part of the Merger as described in Section 2 hereof;

             (ii) a certificate of the President of Green Mt. and Merger Sub, respectively, to the effect that all representations and warranties of Green Mt. and Merger Sub made under this Agreement are true and correct as of the Closing, the same as though originally given to HECI on said date; and that each of Green Mt. and Merger Sub has performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time of the Merger;

             (iii) certified  copies of  resolutions  adopted by Green Mt.'s and
                   Merger Sub's Board of Directors and Merger Sub's sole stockholder approving the Merger Agreement and authorizing the Merger and all related matters; and certified copies of resolutions adopted by the stockholders of Green Mt. approving the matters described in Section 7(e) above.

             (iv) certificates from the jurisdiction of incorporation of Green Mt. and Merger Sub dated within five business days of the Closing Date that each of said corporations is in good standing under the laws of said state;

             (v) executed copy of the Certificate of Merger for filing in Nevada;

             (vi) opinion of Green Mt.'s counsel as described in Section 8(m) above;

             (vii) such other  instruments  and  documents as are required to be delivered pursuant to the provisions of this Agreement;

            (viii) written resignation of  all  of the officers and directors of
                   Green Mt. and Merger Sub; and

             (ix) all other items, the delivery of which is a condition precedent to the obligations of HECI, as set forth in Section 8 hereof.

       SECTION 13 Finder's Fees. Green Mt. and Merger Sub, jointly and severally, represent and warrant to HECI, and HECI represents and warrants to Green Mt. and Merger Sub, that, except as otherwise set forth herein, none of them, or any party acting on their behalf, has incurred any liabilities, either express or implied, to any "broker" or "finder" or similar person in connection with this Agreement or any of the transactions contemplated hereby.

       SECTION 14 Additional Covenants. Between the date hereof and the Closing, except with prior written consent of the other party:

       (a) Green Mt., Merger Sub and HECI will conduct their business only in the usual and ordinary course and the character of such business will not be changed nor will any different business be undertaken;

       (b) No change will be made in the Certificate of Incorporation or Bylaws of Green Mt., Merger Sub or HECI except as described herein;

       (c) No change will be made in the authorized or issued shares of Green Mt. except as set forth herein;

       (d) Neither Green Mt. nor HECI will discharge or satisfy any lien or encumbrance or obligation or liability, other than current liabilities shown on the financial statements heretofore delivered and current liabilities incurred since that date in the ordinary course of business; and

       (e) Green Mt. will not make any payment or distribution to its stockholders or purchase or redeem any shares or capital stock except as set forth herein.

       SECTION 15 Post-Closing Covenants. After the Closing, HECI will cause Green Mt. to timely file with the SEC a current report on Form 8-K to report the Merger. In addition, for a period of 12 months following the Closing, HECI will cause Green Mt. to use its commercially reasonable efforts to timely file all reports and other documents required to be filed by Green Mt. under the Exchange Act.

       SECTION 16 Termination. This Agreement may be terminated at any time prior to the Effective Time of the Merger, by action taken or authorized by the Board of Directors of the terminating party or parties and, except as provided below, whether before or after approval of the matters presented in connection with the Merger by the stockholders of Green Mt. or HECI:

       (a) By mutual written consent of Green Mt. and HECI;

       (b) By either Green Mt. or HECI, if the Effective Time of the Merger will not have occurred on or before August 31, 2005 (the "Termination Date"); provided, however, that the right to terminate this Agreement under this
       Section 16(b) will not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in, the failure of the Effective Time of the Merger to occur on or before the Termination Date;

       (c) By either Green Mt. or HECI if any governmental entity (i) will have issued an order, decree or ruling or taken any other action (which the parties will use their reasonable best efforts to resist, resolve or lift, as applicable) permanently restraining, enjoining or otherwise prohibiting the transaction contemplated by this Agreement and such order, decree, ruling or other action will have become final and nonappealable, or (ii) will have failed to issue an order, decree or ruling or to take any other action and such denial of a request to issue such order, decree, ruling or take such other action will have become final and nonappealable (which order, decree, ruling or other action the parties will have used their reasonable best efforts to obtain); if such action under (i) and/or (ii) is necessary to fulfill the conditions set forth in Sections 8 and 9, as applicable;

       (d) By either Green Mt. or HECI, if the approvals of the respective stockholders of either Green Mt. or HECI contemplated by this Agreement will not have been obtained by reason of the failure to obtain the required vote of stockholders or consent to the respective matters as to which such approval was sought;

       (e) By Green Mt., if HECI will have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, such that the conditions set forth in Section 9 are not capable of being satisfied on or before the Termination Date; or

       (f) By HECI, if Green Mt. will have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, such that the conditions set forth in Section 8 are not capable of being satisfied on or before the Termination Date.

       SECTION 17 Effect of Termination. In the event of termination of this Agreement by either Green Mt. or HECI as provided in Section 16 (other than Sections 16(e) or (f)), this Agreement will forthwith become void and there will be no liability or obligation on the part of any of the parties or their respective officers or directors.

       SECTION  18 Miscellaneous.

       (a) Further Assurances. At any time and from time to time after the Effective Time of the Merger, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

       (b) Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party (in its sole discretion) to whom such compliance is owed.

       (c) Amendment. This Agreement may be amended only in writing as agreed to by all parties hereto.

       (d) Notices. All notices and other communications hereunder will be in writing and will be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested to the last known address of the noticed party.

       (e) Headings. The section and subsection headings in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

       (f) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

       (g) Binding Effect. This Agreement will be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

       (h) Entire Agreement. This Agreement and the attached Exhibits, including the Certificate of Merger, is the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

       (i) Severability. If any part of this Agreement is deemed to be unenforceable, the balance of the Agreement will remain in full force and effect.



       (j)  Responsibility  and Costs.  Whether the Merger is consummated or not and except as otherwise set forth below, all fees, expenses and out-of-pocket costs including, but not limited to, fees and disbursements of counsel, financial advisors and accountants and expenses associated with fulfillment of the obligations set forth herein, that are incurred by the parties hereto will be borne solely and entirely by the party that has incurred such costs and expenses, unless the failure to consummate the Merger constitutes a breach of the terms hereof, in which event the breaching party will be responsible for all costs of all parties hereto. Notwithstanding the above, the parties agree to pay to Leonard E. Neilson, Attorney at Law, all legal fees, expenses and costs associated with the preparation and execution of this Agreement and all transactions, agreements and documents contemplated hereby, from the proceeds of the interim financing depicted in Section 2(g)(i) above or other financing that may be secured by HECI and/or Green Mt. prior to the Closing, which amount for such legal fees and expenses will not exceed $25,000. No other pre-Merger fees, expenses or other costs incurred by Green Mt. prior to the Effective Time of the Merger will be the obligation of Green Mt. at or following the Effective Time of the Merger.

       (k) Governing Law. This Agreement will be governed and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of law.




                       [Signatures on the Following Page]

       IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


                                     HYDROGEN ENGINE CENTER, INC.



                                     By: /s/ Ted Hollinger
                                         ---------------------------------------
                                         Ted Hollinger
                                         Its:  President


                                     GREEN MT. LABS., INC.



                                      By: /s/ Geoff Williams
                                          --------------------------------------
                                          Geoff Williams
                                          Its:  President


                                      GREEN MT. ACQUISITIONS, INC.



                                      By: /s/ Jim Ruzicka
                                          --------------------------------------
                                          Jim Ruzicka
                                          Its:  President


                                       PRINCIPAL STOCKHOLDERS


                                       /s/ H. Deworth Williams
                                       -----------------------------------------
                                           H. Deworth Williams


                                       /s/ Edward F. Cowle
                                       -----------------------------------------
                                           Edward F. Cowle

                                                              Attachment 2(c)(i)

         The 16,297,200 shares of Green Mt. Labs., Inc. to be issued pursuant to the Revised and Amended Plan of Merger dated July __, 2005 are to be issued to the following persons and in the respective amounts.


         Name                                      Number of Shares to be Issued
         ----                                      -----------------------------

Theodore G. Hollinger                              16,297,200

                                   ADDENDUM TO
                REVISED AND AMENDED AGREEMENT AND PLAN OF MERGER

     This Addendum to Revised and Amended Agreement and Plan of Merger (hereinafter the "Addendum"), is made and entered into as of the 29th day of July 2005, by and among GREEN MT. LABS., INC., a Nevada Corporation ("Green Mt."), GREEN MT. ACQUISITIONS, INC., a Nevada corporation ("Merger Sub"); H. Deworth Williams and Edward F. Cowle, principal stockholders of Green Mt. ("Principal Stockholders"); and Hydrogen Engine Center, Inc., an Iowa corporation ("HECI"); and is intended to amend that certain Revised and Amended Agreement and Plan of Merger executed by the parties hereto on July 6, 2005 (the "Merger Agreement").

                                    RECITALS:

     WHEREAS, the parties hereto desire to amend the Merger Agreement to add to and/or revise the terms and conditions contained therein; and

     WHEREAS, the parties hereto desire that all other terms and conditions of the Merger Agreement not specifically amended hereby will remain in full force and effect.

     NOW, THEREFORE, in consideration of the premises herein contained, the parties hereby agree as follows:

     1.           The parties  hereto  agree that the Merger  Agreement  will be
                  amended  by  replacing   Section  2(f)(iv)  thereof  with  the
                  following:

     "2(f)(iv)    The Principal  Stockholders and/or their assigns together will be  entitled  to receive  from the  parties  hereto a one-time
                  aggregate  fee  of  $250,000  in  consideration   for  certain
                  services in connection with the consummation of this Agreement at the later of (x) the Closing of this Agreement or (y) delivery of financing as described in section 2(g)(ii) in the minimum amount of $3 million, net of all commissions, finder's fees and other costs. Green Mt. and HECI agree that the $250,000 fee is to be paid as set forth below in Section
                  2(g)(ii) below."

     2. The parties hereto further agree that the Merger Agreement will be amended by replacing Section 2(g)(ii) thereof with the following:

     "2(g)(ii)    Following   the  date  of  this   Agreement,   the   Principal
                  Stockholders  will use their best  efforts  to  arrange  for a minimum of $3 million in financing for the benefit of HECI and
                  Green Mt. The Principal  Stockholders will participate only as finders in any prospective financing and will not negotiate or participate in the actual sale of any  securities.  Green Mt., at  its  sole  discretion,  will  have  the  right  to  accept prospective  financing in any form. If the financing is in the form of equity securities,  the price of common stock used for such financing will be at a minimum of $1.00 per share. If the
                  financing  is  in  the  form  of  preferred   stock  or  other
                  instrument convertible into common stock, then the minimum price per share will be $1.00 on an as-converted basis. Upon the closing of a minimum of $3 million in financing, net of any commissions, finder's fees and others costs, the $250,000 fee payable to the Principal Stockholders as per Section
                  2(f)(iv)  above will be due and payable out of the proceeds of
                                      -1-
                  the financing. The aggregate amount of commissions, finder's fees and other costs of the financing payable by Green Mt.
                  will not exceed 7% of the amount of such financing. Warrants for purchase of shares of Green Mt. common stock may be issued in conjunction with the financing only with the advance written consent of HECI."

     3. The parties hereto further agree that the Merger Agreement will be amended by replacing Section 2(h) thereof with the following:

         "2(h) Escrow of Shares. Upon the Closing of this Agreement, the Principal Stockholders agree to place 905,000 shares of Green Mt. common stock (post-split) into escrow pursuant to a separate escrow agreement. These shares are to remain in escrow until such time as a minimum of $3 million in financing, net of all commissions, finder's fees and other costs, has been provided to Green Mt. as per Section 2(g)(ii) above and, at such time, the 905,000 shares held in escrow will be released and delivered to the Principal Stockholders and/or their assigns. The Principal Stockholders will participate only as finders in any prospective financing and will not negotiate or participate in the actual sale of any securities. If the financing has not closed within two years from the consummation of the acquisition of HECI, the escrowed shares will be surrendered to Green Mt. to be cancelled."

     4. The parties hereto further agree that the Merger Agreement will be amended by adding to Section 8 thereof the following new subsection 8(o):

         "8(o) The Principal Stockholders will have delivered, or be prepared to deliver to Green Mt. at Closing, no less than $1 million of the financing set forth in Section 2(g)(ii) above, inclusive of all commissions, finder's fees and other costs, which in the aggregate will not exceed 7% of the aggregate amount of such financing, exclusive of any warrants issued with the written consent of HECI."

     5. All other provisions, terms and conditions of the Merger Agreement will remain in full force and effect and will not be altered or amended except as otherwise provided herein.

     6. All capitalized terms used, but not otherwise defined herein, will have the respective meanings ascribed to them in the Merger Agreement.

     7. This Addendum will be governed by, and construed in accordance with, the laws of the State of Nevada without regard to its conflicts of laws principles.

     8. This Addendum may be executed in one or more counterparts, each such counterpart to be deemed an original instrument, but all of which such counterparts together will constitute but one agreement.

     9. This Addendum may not be modified or amended, nor any provision hereof waived, by any party, except by a writing executed by each of the parties hereto.
                                      -2-

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Addendum to Revised and Amended Agreement and Plan of Merger in a manner legally binding upon them as of the date first above written.




                                         HYDROGEN ENGINE CENTER, INC.



                                         By: /s/  Ted Hollinger
                                             -----------------------------------
                                                  Ted Hollinger
                                             Its: President


                                             GREEN MT. LABS., INC.



                                         By: /s/  Geoff Williams
                                            ------------------------------------
                                                  Geoff Williams
                                             Its: President


                                             GREEN MT. ACQUISITIONS, INC.



                                         By:  /s/ Jim Ruzicka
                                            ------------------------------------
                                                  Jim Ruzicka
                                             Its: President


                                             PRINCIPAL STOCKHOLDERS


                                             /s/  H. Deworth Williams
                                            ------------------------------------
                                                  H. Deworth Williams


                                             /s/  Edward F. Cowle
                                            ------------------------------------
                                                  Edward F. Cowle

                                      -3-